                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                       Post-Effective Amendment No. 22 [X]


                                     and/or

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                              Amendment No. 22 [X]


                        (Check appropriate box or boxes.)


  The Staar Investment Trust (Exact Name of Registrant as Specified in Charter)

                  604 McKnight Park Drive, Pittsburgh, PA 15237
               (Address of Principal Executive Offices) Zip Code)

        Registrant's Telephone Number(including Area Code) (412) 367-9076

       J. Andre Weisbrod, 604 McKnight Park Drive, Pittsburgh, PA, 15237
                    (Name and Address of Agent for Services)

     Copies to Thomas Sweeney, Esq., Sweeney & Associates, P.C., P.O. Box 82637, 158 West Hutchinson Ave., Pittsburgh, PA 15218

     It is proposed that this filing will become effective (check appropriate box)

     [ ]  immediately upon filing pursuant to paragraph (b)


     [X]  on May 1,2009 pursuant to paragraph (b)


     [ ]  60 days after filing pursuant to paragraph (a)

     [ ]  on ________________ pursuant to paragraph (a) of Rule 485

     As soon as possible after the effective date of the Registration under the Securities Act of 1933

                           THE STAAR INVESTMENT TRUST


                                   PROSPECTUS
                                   May 1, 2009


     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                    Contents

Information specific to each fund you should know before investing

General Bond Fund (GBF)                                  1
ShortTerm Bond Fund (STBF)                               4
Larger Company Stock Fund (LCSF)                         7
Smaller Company Stock Fund (SCSF)                       10
International Fund (INTF)                               13
AltCat Fund (ACF)                                       16
Information common to all of the funds
Management                                              19
Buying Shares                                           19
Minimum Investment                                      20
Exchanging Shares                                       20
Selling Shares                                          20
Investor Services                                       20
Policies                                                21
Where To Learn More About the Funds      Inside back cover

RISK/RETURN SUMMARY

General Bond Fund (GBF)
A High Grade General Bond Fund flexibly managed as to maturities of holdings.

GOAL: Income with a concern for safety of principal.

PRINCIPAL INVESTMENT STRATEGIES:

     The Fund invests, under normal conditions, in a mix of U.S. Government, Government Agency and Corporate debt instruments. The range of maturity for bonds in this Fund is any length deemed appropriate by the Manager(s) depending on market conditions and trends. In general, it is expected that the average maturity of the portfolio will be between two (2) and fifteen (15) years the majority of the time.

TEMPORARY INVESTMENTS

     The manager may take a temporary position when it believes the market or economy are experiencing excessive volatility or otherwise adverse conditions exist. Under such circumstances, the Fund may be unable to pursue its investment goal to the extent it does not invest in bonds as described above.

MAIN RISKS:

     It is possible to lose money by investing in this Fund. The value of bonds is directly affected by changes in interest rates. When interest rates go down, the value of bonds goes up, and when interest rates rise, the value of bonds goes down. Share values may decrease if one or more holdings are downgraded or default on interest payments. Income dividends can decrease if interest rates go down. The death or disability of the Fund's manager, Andre Weisbrod, could cause an adverse effect on the Fund's operations.

PERFORMANCE:

BAR CHART & TABLE

     The bar chart is provided to give you some idea of how Fund results may vary. It shows changes in the annual total returns of the Fund on a calendar year basis. The Table information gives some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of market performance. Past performance is not an indication of future results.


2008   -1.9%
2007    4.5%
2006    3.7%
2005    0.1%
2004    0.5%
2003    4.1%
2002    7.2%
2001    7.6%
2000    9.1%
1999   -0.1%


The Fund's highest and lowest quarterly returns during this time period were:

Highest: 4.37% (quarter ending 9/30/01)
Lowest: -3.53% (quarter ending 9/30/08)


Average Annual Total Returns
For the periods ended December 31, 2008



STAAR GENERAL BOND FUND (GBF)(1)                                         1 YEAR   3 YEARS   5 YEARS   10 YRS   LIFE**
--------------------------------                                         ------   -------   -------   ------   ------
TOTAL RETURN BEFORE TAXES                                                -1.88%    2.09%     1.37%     3.41%    4.08%
Return After Taxes on Distributions (based on maximum tax rates)         -2.92%    0.90%     0.15%     1.93%    2.54%
Return After taxes on Distributions and Sale of Fund Shares              -2.58%    1.58%     1.03%     2.37%    2.75%
LB Intermediate Gov't/Credit Index(2) (Reflects no deductions for
   taxes, fees or sales charges)                                          5.08%    5.51%     4.21%     5.43%    5.97%


* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. Remember, the Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Investment returns and principal values fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

**   Since the Fund's public inception on 5/28/97.

(1) On August 12, 2004 the shareholders approved fundamental changes to the Intermediate Bond Fund. The name was changed to the General Bond Fund and the objectives were changed to allow the managers to choose average maturities in a flexible manner in response to market conditions. Performance shown that includes periods prior to August 2004 include performance achieved under the different investment objectives.

(2) The Lehman Bros. Intermediate Government/Corporate Index is a broad bond market index including both corporate investment grade and government (Treasury and gov. agency) indexes including bonds with maturities up to 10 years. The published returns are total returns including reinvestment of dividends. The index is unmanaged and does not have expenses. For purposes of this prospectus, this is the primary comparison index.

LINE GRAPH


          The following line graph shows the growth of $10,000 invested at public inception through 12/31/08.



GBF Ending Value: $16,720   Lehman Bros Intermediate Gov't/Credit Index: $20,522



FEES AND EXPENSES: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. They are based on the annual period ending 12/31/08.


Annual Operating Expenses (Includes maximum 12b-1 fees that could have been deducted from fund assets. Actual ratio was lower. See footnotes.)


Management  Fees *                0.35%
Distribution (12b-1) Fees* (1)    0.25%
Other Expenses (2)                0.99%
Total Annual Operating Expenses   1.59%*



* Expenses shown are the maximum that could have been charged. Actual 12b-1 Distribution Expenses were 0.10% in 2008. THEREFORE ACTUAL TOTAL OPERATING EXPENSES WERE 1.44%.


(1) The Funds have adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees associated with the sale and distribution of shares. Due to these distribution expenses, long-term shareholders may pay more than the equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

(2) Other Expenses included trustee compensation, federal and state filing fees, custody services, auditing, accounting, transfer agency and other expenses as approved by the Trustees.

EXAMPLE OF EXPENSES: This example is provided to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 for the periods shown and then sell all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, that dividends and other distributions are reinvested, and that the fund's operating expenses stay the same and the maximum expense ratio is used as shown above.


YEAR 1   YEAR 3   YEAR 5   YEAR 10
------   ------   ------   -------
  166      523      917     2,087


INVESTMENT STRATEGIES AND RELATED RISKS

     The General Bond Fund's objective is to produce income with a concern for safety of principal.


     The Fund invests, under normal conditions, in a mix of U.S. Government, Government Agency and Corporate debt instruments. These may include U.S. Treasury Notes or Bonds and debt instruments issued by agencies such as the Federal National Mortgage Association, Federal Home Loan Bank, and Federal Farm Credit Bank. Debt instruments issued by companies (corporate bonds) may include Senior and Junior bonds and debentures. Senior issues are secured obligations, which are backed by a legal claim on specific property of the issuer. Junior bonds and debentures are not secured by any collateral.


     The Fund's strategy includes a limitation to investment grade debt instruments (bonds). At the time of purchase, instruments will be rated AAA, AA, A or BBB by Standard & Poors Corporation. These top four categories are considered to be "investment grade". If a holding's rating falls below BBB, the manager will consider the size of the holding and the circumstances causing the lower rating before selling. The manager may hold a lower-rated security if there is reasonable cause to believe that holding it will be advantageous to the shareholders.

     At least 40% of its assets must be invested in securities issued by the U.S. government or government agencies. This emphasis on quality will tend to produce a lower dividend yield than funds that invest more in lower-rated bonds. However, it will also provide greater safety of principal.

     The managers are given a high degree of flexibility in choosing maturities. In times of rising interest rates, their objective will be to have shorter average maturities and in times of stable or falling interest rates, their objective will be to obtain longer maturities. As a result, this Fund will, from time to time, be either an intermediate bond fund, or a long-term bond fund, depending upon its portfolio at the time.

     The investment strategy includes intent to hold most bonds to maturity and minimize trading unless market conditions or liquidity requirements make such transactions advisable. This is to keep a stable portfolio base and lower transaction costs.

     The Trust and any managers it employs may use Derivatives, which are financial instruments that derive their values from the performance of another security, assets or index. Derivatives include options and future contracts. Managers of other mutual funds owned by the Fund may utilize derivatives and certain risk management techniques, such as currency hedging and may also utilize certain leveraging practices, including utilizing margin.

     In deciding to buy, hold or sell a particular bond, the manager considers a number of factors. First, the manager considers the general trend of interest rates to determine whether a longer or shorter maturity is more desirable. Second, the manager compares differences in yield against quality ratings to determine whether a particular issue is more or less attractive than an alternative. Third, the manager will consider any call provisions. Fourth, the manager may consider the bond's price in relation to its maturity or call price. Fifth, the manager will consider any income tax effects of the transaction. Sixth, the manager will consider any changes in ratings or the financial condition of the issuers of bonds held in the portfolio.

     The Fund may increase or decrease its cash and short-term holdings depending on the manger's evaluation of market conditions, or when anticipated liquidity needs are a concern.

     As described in the Risk/Return Summary, there are risks associated with investing in the Fund, and it is possible to lose money.

Interest Rate Changes -- The value of bonds is directly affected by changes in interest rates. When interest rates go down, the value of bonds goes up, and when interest rates rise, the value of bonds goes down. Generally, bonds with shorter maturities are affected less by interest rate changes than those with longer maturities.

Default Risk -- If the issuer of a bond finds itself in financial difficulties, it could delay payment on the interest it owes to investors. If an issuer entered bankruptcy, interest payments would likely stop all together and the bond holder would have to wait until the bankruptcy proceedings were concluded to find out how much (if any) of the amount invested would be returned to the investor.

Credit Rating Changes -- Independent organizations rate the creditworthiness of bond issuers. A high rating means the issuer is considered to be sound financially and presents a low risk of default. If an issuer's rating is lowered, this will tend to have a negative impact on a bond's price.

Income is affected when Interest Rates Change -- The dividend income per share could decrease when interest rates fall.

Death or Disability of the Manager -- Death or disability could adversely affect the day-to-day operations of the Fund.


FINANCIAL HIGHLIGHTS



     The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Carson & Co., LLC, whose report, along with the Fund's financial statements, are included in the Fund's Annual Report, which is available upon request.





            SELECTED PER-SHARE DATA
              YEAR END DECEMBER 31                  2008       2007      2006      2005     2004
-----------------------------------------------   --------   -------   -------   -------   -------
Net Asset Value Beg. of Period                    $ 10.14    $10.11    $10.06    $10.45    $10.75
                                                  -------    ------    ------    ------    ------
Net Investment Income                                0.33      0.35      0.35      0.35      0.31
Net realized and unrealized gains on securities     (0.51)     0.10      0.01     (0.34)    (0.25)
                                                  -------    ------    ------    ------    ------
Total income from investment operations             (0.18)     0.45      0.36      0.01      0.06
                                                  -------    ------    ------    ------    ------
Dividends from net Investment Income                (0.31)    (0.42)    (0.31)    (0.40)    (0.36)
Distributions From Capital Gains                     0.00      0.00      0.00      0.00      0.00
                                                  -------    ------    ------    ------    ------
Total Distributions                                 (0.31)    (0.42)    (0.31)    (0.40)    (0.36)
Net Asset Value, end of year                      $  9.65    $10.14    $10.11    $10.06    $10.45
Total Return (%)*                                    (1.7%      4.5%      3.7%      0.1%      0.5%
                                                  =======    ======    ======    ======    ======
   Ratios/Supplemental Data
Net Assets at End of Year (in $1000's)            $  2644     $2998    $ 3688    $ 1791    $ 2364
Ratio of Expenses to Average Net Assets (%) **       1.44%     1.56%     1.33%     1.31%     1.60%
Ratio of Net Inv Income to Avg Net Assets (%)        3.32%     3.48%     3.47%     3.40%     2.88%
Portfolio Turnover Rate                            103.60%    30.22%    40.48%    17.84%     31.8%


* Total returns are actual experienced by shareholders and may be slightly different if calculated using these numbers due to rounding differences and/or compounding of multiple distributions.

** Actual expense ratios after any waived service fees and including Distribution (12b-1) Expense.

RISK/RETURN SUMMARY

Short Term Bond Fund (STBF)
A High Grade Short-Term Bond Fund

GOAL: Income with a concern for safety of principal.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund invests, under normal conditions, in a mix of U.S. Government, Government Agency and Corporate debt instruments. In general, it is expected that the average maturity of the portfolio will be between six (6) months and three (3) years the majority of the time. At least 40% of its assets must be invested in securities issued, guaranteed or otherwise backed by the U.S. government or government agencies and at time of purchase instruments will be rated BBB or higher (investment grade).

TEMPORARY INVESTMENTS:

The manager may take a temporary position when it believes the market or economy are experiencing excessive volatility or otherwise adverse conditions exist. Under such circumstances, the Fund may be unable to pursue its investment goal to the extent it does not invest in bonds as described above.

MAIN RISKS:

     It is possible to lose money by investing in this Fund. The value of bonds is directly affected by changes in interest rates. When interest rates go down, the value of bonds goes up, and when interest rates rise, the value of bonds goes down. Share values may decrease if one or more holdings are downgraded or default on interest payments. Longer-term bonds generally have higher volatility than shorter-term bonds. Income dividends can decrease if interest rates go down. The death or disability of the Fund's manager, Andre Weisbrod, could cause an adverse effect on the Fund's operations.

PERFORMANCE:

BAR CHART & TABLE

     The bar chart is provided to give you some idea of how Fund results may vary. It shows changes in the annual total returns of the Fund on a calendar year basis. The Table information gives some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of market performance. Past performance is not an indication of future results.


2008    0.2%
2007    4.4%
2006    3.5%
2005    0.1%
2004   -0.2%
2003    5.9%
2002    8.3%
2001    7.5%
2000    9.4%
1999   -4.5%


The Fund's highest and lowest quarterly returns during this time period were:

                    Highest: 4.86% (quarter ending 09/30/98)
                    Lowest: -2.50% (quarter ending 12/31/99)


Average Annual Total Returns
For the periods ended December 31, 2008



STAAR SHORT TERM BOND FUND (STBF) (1)                              1 YEAR   3 YEAR   5 YEAR   10 YR   LIFE*
-------------------------------------                              ------   ------   ------   -----   -----
TOTAL RETURN BEFORE TAXES                                           0.19%    2.69%    1.58%   3.37%   4.61%
Return After Taxes on Distributions (based on maximum tax rates)   -0.51%    1.75%    0.62%   1.63%   2.80%
Return After taxes on Distributions and Sale of Fund Shares        -0.21%    2.12%    1.80%   2.37%   3.19%
Lehman Brothers 1-3 Year Gov't Index (2) (Reflects no deductions
   for taxes, fees or expenses)                                     6.66%    5.95%    4.11%   4.81%   5.18%


* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. Remember, the Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Investment returns and principal values fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

**   Since the Fund's public inception on 5/28/97.

(1) On August 12, 2004 the shareholders approved fundamental changes to the Long Term Bond Fund. It was changed in both name and objective to Short Term Bond Fund. Performance shown that includes periods prior to August 2004 include performance achieved under the different investment objectives.

(2) The Lehman Bros. 1-3 Government Bond Index includes both the Treasury Bond index (all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues) and the Agency Bond Index (all publicly issued debt of U.S. Government agencies and quasi-federal corporations and corporate-debt guaranteed by the U.S. Government). Bonds will have maturities between 1 and 3 years.

LINE GRAPH

          The following line graph shows the growth of $10,000 invested at public inception through 12/31/08.


STBF Ending Value: $16,867   Lehman Bros. 1-3 Government Bond Index: $18,238



FEES AND EXPENSES: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. They are based on the annual period ending 12/31/08.


Annual Operating Expenses (Includes maximum 12b-1 fees that could have been deducted from fund assets. Actual ratio was lower. See footnotes.)


Management Fees*                   0.35%
Distribution (12b-1) Fees* (1)     0.25%
Other Expenses (2)                 1.13%
Total Annual Operating Expenses*   1.73%



* Expenses shown are the maximum that could have been charged. Actual 12b-1 Distribution Expenses were 0.10% in 2008. THEREFORE ACTUAL TOTAL OPERATING EXPENSES WERE 1.58%.



(1) The Funds have adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees associated with the sale and distribution of shares. Due to these distribution expenses, long-term shareholders may pay more than the equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.



(2) Other Expenses included trustee compensation, federal and state filing fees, custody services, auditing, accounting, transfer agency and other expenses as approved by the Trustees. On June 1, 2008 the trustees entered an agreement with Mutual Shareholder Services, LLC to provide many of these services. The trustees also entered an agreement with STAAR Financial Advisors, Inc. to provide certain compliance and shareholder services at a total of .10% of average net assets annualized. The Trustees review these agreements annually


EXAMPLE OF EXPENSES: This example is provided to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 for the periods shown and then sell all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, that dividends and other distributions are reinvested, and that the fund's operating expenses stay the same and the maximum expense ratio is used as shown above.


YEAR 1   YEAR 3   YEAR 5   YEAR 10
------   ------   ------   -------
  182      573     1,004    2,285


INVESTMENT STRATEGIES AND RELATED RISKS

     The Short Term Bond Fund's main objective is to produce income with a concern for safety of principal.

     The Fund invests, under normal conditions, in a mix of U.S. Government, Government Agency and Corporate debt instruments. These may include U.S. Treasury Notes or Bonds and debt instruments issued by agencies such as the Federal National Mortgage Association, Federal Home Loan Bank, and Federal Farm Credit Bank. Debt instruments issued by companies (corporate bonds) may include Senior and Junior bonds and debentures. Senior issues are secured obligations, which are backed by a legal claim on specific property of the issuer. Junior bonds and debentures are not secured by any collateral.

     The Fund's strategy includes a limitation to higher quality debt instruments (bonds). At the time of purchase, instruments will be rated AAA, AA, A or BBB by Standard & Poors Corporation. These top four categories are considered to be "investment grade". If a holding's rating falls below BBB, the manager will consider the size of the holding and the circumstances causing the lower rating before selling. The manager may hold a lower-rated security if there is reasonable cause to believe that holding it will be advantageous to the shareholders.

     Under normal market conditions at least 40% of its assets must be invested in securities issued by the U.S. government or government agencies. This emphasis on quality will tend to produce a lower dividend yield than funds that invest more in lower-rated bonds. However, it will also provide greater safety of principal.

     Bonds will normally have a maturity of between three (3) months and five
(5) years when purchased. The average weighted maturity of the portfolio will be between six (6) months and three (3) years the majority of the time.

     The investment strategy includes intent to hold most bonds to maturity and minimize trading unless average maturity considerations, changes in credit quality, market conditions or liquidity requirements make such transactions advisable. This is to keep a stable portfolio base and lower transaction costs. The Fund may increase or decrease its cash position depending on risk management and liquidity considerations.

     The Trust and any managers it employs may use Derivatives, which are financial instruments that derive their values from the performance of another security, assets or index. Derivatives include options and future contracts. Managers of other mutual funds owned by the Fund may utilize derivatives and certain risk management techniques, such as currency hedging and may also utilize certain leveraging practices, including utilizing margin.

     In deciding to buy, hold or sell a particular bond, the manager considers a number of factors. First, the manager considers the general trend of interest rates to determine whether a longer or shorter maturity is more desirable. Second, the manager compares differences in yield against quality ratings to determine whether a particular issue is more or less attractive than an alternative. Third, the manager will consider any call provisions. Fourth, the manager may consider the bond's price in relation to its maturity or call price. Fifth, the manager will consider any income tax effects of the transaction. Sixth, the manager will consider any changes in ratings or the financial condition of the issuers of bonds held in the portfolio.

          The Fund may increase or decrease its cash and short-term holdings depending on the manger's evaluation of market conditions, or when anticipated liquidity needs are a concern.

          As described in the Risk/Return Summary, there are risks associated with investing in the Fund, and it is possible to lose money. You should consider the following risks before investing:

Interest Rate Changes -- The value of bonds is directly affected by changes in interest rates. When interest rates go down, the value of bonds goes up, and when interest rates rise, the value of bonds goes down. Generally, bonds with shorter maturities are affected less by interest rate changes than those with longer maturities; therefore, the longer the maturity, the greater the change in value when interest rates go up or down.

Default Risk -- If the issuer of a bond finds itself in financial difficulties, it could delay payment on the interest it owes to investors. If an issuer entered bankruptcy, interest payments would likely stop all together and the bondholder would have to wait until the bankruptcy proceedings were concluded to find out how much (if any) of the amount invested would be returned to the investor.

Credit Rating Changes -- Independent organizations rate the creditworthiness of bond issuers. A high rating means the issuer is considered to be sound financially and presents a low risk of default. If an issuer's rating is lowered, this will tend to have a negative impact on a bond's price.

Income is affected when Interest Rates Change -- The dividend income per share could decrease when interest rates fall.

Death or Disability of the Manager -- Death or disability could adversely affect the day-to-day operations of the Fund.


FINANCIAL HIGHLIGHTS



     The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Carson & Co., LLC, whose report, along with the Fund's financial statements, are included in the Fund's Annual Report, which is available upon request.



SELECTED PER-SHARE DATA YEAR END DECEMBER 31             2008     2007     2006     2005     2004
--------------------------------------------           -------   ------   ------   ------   ------
Net Asset Value beg. of period                         $  9.38   $ 9.30   $ 9.21   $ 9.40   $ 9.85
                                                       -------   ------   ------   ------   ------
Net investment income                                     0.17     0.31     0.28     0.24     0.24
Net realized and unrealized gains on securities          (0.15)    0.10     0.04    (0.23)   (0.26)
                                                       -------   ------   ------   ------   ------
Total income from investment operations                   0.02     0.41     0.32    (0.01)   (0.02)
                                                       -------   ------   ------   ------   ------
Dividends from net investment income                     (0.19)   (0.33)   (0.23)   (0.20)   (0.31)
Distributions From capital gains                          0.00     0.00     0.00     0.00    (0.12)
                                                       -------   ------   ------   ------   ------
Total Distributions                                      (0.19)   (0.33)   (0.23)   (0.20)   (0.43)
Net Asset Value, end of period                         $  9.21   $ 9.38   $ 9.30   $ 9.21   $ 9.40
Total Return (%)*                                          0.2%     4.4%     3.5%     0.1%    -0.2%
                                                       =======   ======   ======   ======   =======
   Ratios/Supplemental Data
Net Assets at end of period (in $1000's)               $  3690   $ 1358   $ 1494   $  983   $  602
Ratio of Expenses to Average Net Assets (%) **            1.58%    1.41%    1.12%    1.02%    1.53%
Ratio of Net Investment Income to Avg Net Assets (%)      1.87%    3.33%    3.04%    2.60%    2.49%
Portfolio Turnover Rate                                 115.00%   41.49%   11.79%   48.02%   86.65%


* Total returns are actual experienced by shareholders and may be slightly different if calculated using these numbers due to rounding differences and/or compounding of multiple distributions.

** Actual expense ratios after any waived service fees and including Distribution (12b-1) Expense.

RISK/RETURN SUMMARY

Larger Company Stock Fund (LCSF)

A fund of funds in which the underlying investments are primarily common stocks of large companies and larger mid-cap companies.

GOAL: Growth with Some Income

PRINCIPAL INVESTMENT STRATEGIES:

     The Fund invests primarily in other mutual funds that invest in stocks of large and larger mid-sized companies. Open-end and closed-end mutual funds as well as unit trusts may be owned. Individual stocks may also be owned by the Fund. Under normal conditions, at least 80% of the Fund's assets (including assets owned by underlying mutual funds) must be invested in common stocks of companies having market capitalization of over $3 billion.

     In terms of market composition, the majority of holdings are intended to represent primarily United States based large companies with market capitalization (size) of $5 billion or more. Some holdings will include larger mid-cap stocks having market capitalization between $3 billion and $5 billion. While some mutual funds owned by the LCSF may own some smaller companies, they are intended to be an incidental portion of the Fund's holdings, i.e. less than 5%.

     A broad mix of industries is also a strategic goal. Depending on market conditions and trends, the Fund's manager may weight the overall portfolio mix to higher or lower market capitalization and sectors. In terms of investment styles, the fund will generally employ a mix of growth and value management styles, sometimes called a "blend" style. Depending on economic and market conditions and trends, the Fund's manager may weight the styles toward either growth or value.

     Most mutual funds and stocks owned are expected to produce some dividend income.

TEMPORARY INVESTMENTS

     The manager may take a temporary position when it believes the market or economy are experiencing excessive volatility or otherwise adverse conditions exist. Under such circumstances, the Fund may be unable to pursue its investment goal to the extent it does not invest in stocks as described above.

MAIN RISKS:

     It is possible to lose money by investing in this Fund. Share values of the Fund will likely decrease if the general stock market declines. Market values can fall for numerous reasons, including changing economic and political conditions or simply because more investors have decided to sell than buy stocks. Individual stocks or sectors can go down in value even when the general market is up. The death or disability of the Fund's manager could cause an adverse effect on the Fund's operations.

PERFORMANCE:

BAR CHART & TABLE

     The bar chart is provided to give you some idea of how Fund results may vary. It shows changes in the annual total returns of the Fund on a calendar year basis. The Table information gives some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of market performance. Past performance is not an indication of future results.


2008   -33.6%
2007     3.6%
2006     9.4%
2005     3.7%
2004    10.6%
2003    20.7%
2002   -18.1%
2001   - 9.9%
2000   - 2.7%
1999    16.1%


The Fund's highest and lowest quarterly returns during this time period were:


                    Highest: 17.8% (quarter ending 12/31/98)
                    Lowest: -19.34% (quarter ending 12/31/08)



Average Annual Total Returns
For the periods ended December 31, 2008



STAAR LARGER COMPANY STOCK FUND (LCSF)                                    1 YEAR   3 YEARS   5 YEAR   10 YEAR   LIFE*
--------------------------------------                                   -------   -------   ------   -------   -----
TOTAL RETURN BEFORE TAXES                                                -33.55%    -8.92%   -2.82%    -1.37%    5.0%
Return After Taxes on Distributions (based on maximum tax rates)         -33.55%    -9.45%   -3.16%    -1.82%   0.25%
Return After taxes on Distributions and Sale of Fund Shares              -33.28%    -6.98%   -2.14%    -0.80%   0.24%
S&P 500 Index (1) (Reflects no deductions for taxes, fees or expenses)   -37.00%    -8.36%   -2.19%    -1.38%    7.0%

*    Since the Fund's public inception on 5/28/97.

(1) The S&P 500 is a broad market index of the 500 largest companies in various market sectors. It is a market-capitalization weighted average, which emphasizes the largest companies. Published returns are total returns including reinvested dividends. The index is unmanaged and has no expenses. For purposes of this prospectus, this is the primary comparison index.

LINE GRAPH


          The following line graph shows the growth of $10,000 invested at public inception through 12/31/08.



LCSF Ending Value: $11,139   S&P 500 Stock Index: $12,937



FEES AND EXPENSES: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. They are based on the annual period ending 12/31/08.



Annual Operating Expenses (Includes maximum 12b-1 fees that could have been deducted from fund assets. Actual ratio was lower. See footnotes.)



Management  Fees*                   0.90%
Distribution (12b-1) Fees* (1)      0.25%
Other Expenses (2)                  1.00%
Acquired Fund Fees & Expenses (3)   0.68%
Total Annual Operating Expenses     2.83%



* Expenses shown are the maximum that could have been charged. Actual 12b-1 Distribution Expenses were 0.01% in 2008. THEREFORE ACTUAL TOTAL OPERATING EXPENSES WERE 2.59%, INCLUDING THE EXPENSES OF THE UNDERLYING "ACQUIRED FUNDS."



(1) The Funds have adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees associated with the sale and distribution of shares. Due to these distribution expenses, long-term shareholders may pay more than the equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.



(2) Other Expenses included trustee compensation, federal and state filing fees, custody services, auditing, accounting, transfer agency and other expenses as approved by the Trustees. On June 1, 2008 the trustees entered an agreement with Mutual Shareholder Services, LLC to provide many of these services. The trustees also entered an agreement with STAAR Financial Advisors, Inc. to provide certain compliance and shareholder services at a total of .10% of average net assets annualized. The Trustees review these agreements annually.



(3) This is a "fund of funds". The Acquired Fund Fees & Expense is an average for the period.


EXAMPLE OF EXPENSES: This example is provided to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 for the periods shown and then sell all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, that dividends and other distributions are reinvested, and that the fund's operating expenses stay the same and the maximum expense ratio is used as shown above.


YEAR 1   YEAR 3   YEAR 5   YEAR 10
------   ------   ------   -------
  298      940     1,648    3,751


INVESTMENT STRATEGIES AND RELATED RISKS

     The Larger Company Stock Fund's objective is to produce long term growth of capital with some income by investing primarily in common stocks of U.S. based large and mid-sized companies, including other mutual funds that invest primarily in such stocks. Larger companies are defined as those having a market capitalization (size) of $3 billion or more.

     The majority of holdings are intended to represent primarily United States based large companies with market capitalization (size) of $5 billion or more. Some holdings will include larger mid-cap stocks having market capitalization between $3 billion and $5 billion. While some mutual funds owned by the LCSF may own some smaller companies, they are intended to be an incidental portion of the Fund's holdings.

     The Fund invests, under normal conditions, a majority of its assets in a mix of other mutual funds. The mutual funds are chosen to provide a mix of investment styles and portfolios that represent the broad stock market as opposed to any one index. From time to time open-end, closed-end as well as unit trusts may be owned. Individual stocks may also be owned by the Fund as long as they represent a minority of the Fund's net asset value.

     In terms of investment styles, the fund will generally employ a mix of growth and value managers, sometimes called a "blend" style. Depending on market conditions and trends, the Fund's manager may weight the styles toward either growth or value.

     A broad mix of industries is also a strategic goal. Depending on market conditions and trends, the Fund's manager may weight the overall portfolio mix to higher or lower market capitalization and sectors.

     The goal is to provide a wide diversification of holdings and management styles and expertise. Such diversification is designed to minimize certain kinds of risks such as those associated with too much exposure to one manager, management style or industry sector or the risks inherent in having too few holdings.

     In deciding to buy, hold or sell a particular mutual fund, the manager considers a number of factors. The manager examines general economic and market trends and their possible effect on the fund. The mutual fund's objectives must correlate with the general objective of the Fund and it's holdings should not significantly overlap the holdings of other mutual funds owned by the Fund. The fund and manager's history is considered, as are expense ratios, current holdings and management style. If a mutual fund changes its make-up so that it no longer correlates with the Fund's objective, it may be sold. Similarly, if a mutual fund fails to perform up to expectations, it may be sold. The manager will first consider whether portfolio changes or lower performance is likely to be temporary. If so, the position may be retained. Because of tax and other considerations, the changing of mutual fund positions may be done in stages over a period of weeks or months.

     The Fund may increase or decrease its cash and short-term holdings depending on the manger's evaluation of market conditions, or when anticipated liquidity needs are a concern. The Trust and any managers it employs may use Derivatives, which are financial instruments that derive their values from the performance of another security, assets or index. Derivatives include options and future contracts. Managers of other mutual funds owned by the Fund may utilize derivatives and certain risk management techniques, such as currency hedging and may also utilize certain leveraging practices, including utilizing margin.

     The Fund is considered non-diversified. Non-diversified funds have a risk arising from too concentrated an investment mix, which may be impacted by events more than their effect on the market as a whole. However, the Fund is invested primarily in diversified funds, which in themselves provide diversification of underlying securities. It is unlikely that the Fund will be investing in non-diversified funds.

     As described in the Risk/Return Summary, there are risks associated with investing in the Fund, and it is possible to lose money. You should consider the following risks before investing:

Market Risk -- While stocks have historically performed better than other asset classes over long time periods, they also have experienced more extreme ups and downs (volatility). Regardless of the condition of any single company, the value of its stock may go down when the general market goes down.

Investment Risk -- Regardless of the direction of the overall market, an individual company can experience financial difficulties or even bankruptcy. Problems with individual companies can adversely affect the Fund's value even in an "up" market.

Changing economic and political conditions -- The stock market and/or individual stocks can be adversely affected by changes in the economy or politics. Recessions, downturns in a particular industry or changes in tax or regulatory laws can cause share values of the Fund to decrease.

Death or Disability of the Manager -- Death or disability could adversely affect the day-to-day operations of the Fund.


FINANCIAL HIGHLIGHTS



     The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Carson & Co., LLC, whose report, along with the Fund's financial statements, are included in the Fund's Annual Report, which is available upon request.



             SELECTED PER-SHARE DATA
              YEAR END DECEMBER 31                       2008     2007     2006     2005     2004
----------------------------------------------------   -------   ------   ------   ------   ------
Net asset value beg. of period                         $ 13.56   $14.05   $13.14   $12.67   $11.45
                                                       -------   ------   ------   ------   ------
Net investment income                                    (0.05)   (0.09)   (0.08)   (0.12)   (0.11)
Net realized and unrealized gains on securities          (4.48)    0.59     1.32     0.59     1.33
                                                       -------   ------   ------   ------   ------
Total income from investment operations                  (4.53)    0.50     1.24     0.47     1.22
                                                       -------   ------   ------   ------   ------
Dividends from net investment income                      0.00     0.00     0.00     0.00     0.00
Distributions From capital gains                          0.00    (0.99)   (0.33)    0.00     0.00
                                                       -------   ------   ------   ------   ------
Total Distributions                                       0.00    (0.99)   (0.33)    0.00     0.00
                                                       -------   ------   ------   ------   ------
Net asset value, end of period                         $  9.03   $13.56   $14.05   $13.14   $12.67
Total Return (%)*                                        -33.4%     3.6%     9.4%     3.7%    10.6%
                                                       =======   ======   ======   ======   ======
   Ratios/Supplemental Data
Net assets at end of period (in $1000's)               $  2613   $ 4422   $ 4488   $ 4786   $ 5014
Ratio of expenses to average net assets (%) **            1.91%    1.90%    1.84%    1.97%    1.94%
Ratio of net investment income to avg net assets (%)     -0.42%   -0.59%    -.56%    -.94%    -.92%
Portfolio turnover rate                                  15.99%   36.83%   22.95%   14.00%   35.19%


* Total returns are actual experienced by shareholders and may be slightly different if calculated using these numbers due to rounding differences and/or compounding of multiple distributions.

** Actual expense ratios after any waived service fees and including Distribution (12b-1) Expense.

RISK/RETURN SUMMARY

Smaller Company Stock Fund (SCSF)

     A fund of funds in which the underlying investments are primarily common stocks of small, micro-cap and smaller mid-cap companies.

GOAL: Long Term Growth

PRINCIPAL INVESTMENT STRATEGIES:

     The Fund invests primarily in other mutual funds in that invest in stocks of small-cap, micro-cap and smaller mid-sized companies. Open-end and closed-end mutual funds as well as unit trusts may be owned. Individual stocks may also be owned by the Fund. Under normal conditions, at least 80% of the Fund's assets (including assets owned by underlying mutual funds) must be invested in common stocks of companies having market capitalization of under $3 billion.

          In terms of market composition, the majority of holdings are intended to represent primarily United States based small companies with market capitalization (size) of under $1 billion. Some holdings will include smaller mid-cap stocks having market capitalization between $1 billion and $3 billion. The Fund may also hold Micro-cap stocks having market capitalization of under $100 million. While some mutual funds owned by the SCSF may own some larger companies, they are intended to be an incidental portion of the Fund's holdings, i.e. less than 5%.

          A broad mix of industries is also a strategic goal. Depending on market conditions and trends, the Fund's manager may weight the overall portfolio mix to higher or lower market capitalization and sectors. In terms of investment styles, the fund will generally employ a mix of growth and value management styles, sometimes called a "blend" style. Depending on economic and market conditions and trends, the Fund's manager may weight the styles toward either growth or value.

TEMPORARY INVESTMENTS

          The manager may take a temporary position when it believes the market or economy are experiencing excessive volatility or otherwise adverse conditions exist. Under such circumstances, the Fund may be unable to pursue its investment goal to the extent it does not invest in stocks as described above.

MAIN RISKS:

          It is possible to lose money by investing in this Fund. Share values of the Fund will likely decrease if the general stock market declines. Market values can fall for numerous reasons, including changing economic and political conditions or simply because more investors have decided to sell than buy stocks. Individual stocks or sectors can go down in value even when the general market is up. The death or disability of the Fund's manager could cause an adverse effect on the Fund's operations.

PERFORMANCE:

BAR CHART & TABLE

     The bar chart is provided to give you some idea of how Fund results may vary. It shows changes in the annual total returns of the Fund on a calendar year basis. The Table information gives some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of market performance. Past performance is not an indication of future results.


2008   -34.95
2007    -3.4%
2006    14.2%
2005     5.2%
2004    12.7%
2003    41.2%
2002   -17.5%
2001     0.9%
2000     1.1%
1999    30.4%


The Fund's highest and lowest quarterly returns during this time period were:


Highest:    26.53% (quarter ending 12/31/99)
Lowest:    -22.68% (quarter ending 12/31/08)



Average Annual Total Returns
For the periods ended December 31, 2008



STAAR SMALLER COMPANY STOCK FUND (SCSF)                                       1 YEAR   3 YEARS   5 YEARS   10 YEARS   LIFE*
---------------------------------------                                       ------   -------   -------   --------   -----
TOTAL RETURN BEFORE TAXES                                                     -34.95%  -10.40%    -3.14%     2.80%    3.81%
Return After Taxes on Distributions (based on maximum tax rates)              -34.97%  -12.33%    -4.84%     1.40%    2.47%
Return After taxes on Distributions and Sale of Fund Shares                   -33.92%   -4.17%    -0.19%     3.10%    2.80%
Russell 2000 Index(1) (Reflects no deductions for taxes, fees or expenses)    -33.79%   -8.29%    -0.93%     3.02%    3.77%


*    Since the Fund's public inception on 5/28/97.

(1) The Russell 2000 Index is a broad index which consists of the 2000 smallest companies in the Russell 3000 Index, representing approximately 7% of the Russell 3000 total market capitalization. Published returns are total returns including reinvested dividends. The index is unmanaged and has no expenses. For purposes of this prospectus, this is the primary comparison index.

LINE GRAPH


          The following line graph shows the growth of $10,000 invested at public inception through 12/31/08.



SCSF Ending Value: $15,501   Russell 2000 Index: $15,195



FEES AND EXPENSES: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. They are based on the annual period ending 12/31/08.


Annual Operating Expenses (Includes maximum 12b-1 fees that could have been deducted from fund assets. Actual ratio was lower. See footnotes.)


Management Fees*                    0.90%
Distribution (12b-1) Fees* (1)      0.25%
Other Expenses (2)                  1.05%
Acquired Fund Fees & Expenses (3)   1.00%
Total Annual Operating Expenses     3.20%



* Expenses shown are the maximum that could have been charged. Actual 12b-1 Distribution Expenses were 0.01% in 2008. THEREFORE ACTUAL TOTAL OPERATING EXPENSES WERE 2.96%, INCLUDING THE EXPENSES OF THE UNDERLYING "ACQUIRED FUNDS."



(1) The Funds have adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees associated with the sale and distribution of shares. Due to these distribution expenses, long-term shareholders may pay more than the equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.



(2) Other Expenses included trustee compensation, federal and state filing fees, custody services, auditing, accounting, transfer agency and other expenses as approved by the Trustees. On June 1, 2008 the trustees entered an agreement with Mutual Shareholder Services, LLC to provide many of these services. The trustees also entered an agreement with STAAR Financial Advisors, Inc. to provide certain compliance and shareholder services at a total of .10% of average net assets annualized. The Trustees review these agreements annually



(3) This is a "fund of funds". The Acquired Fund Fees & Expense is an average for the period.


EXAMPLE OF EXPENSES: This example is provided to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 for the periods shown and then sell all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, that dividends and other distributions are reinvested, and that the fund's operating expenses stay the same and the maximum expense ratio is used as shown above.


YEAR 1   YEAR 3   YEAR 5   YEAR 10
------   ------   ------   -------
  337    1,063    1,862     4,239


INVESTMENT STRATEGIES AND RELATED RISKS

     The Smaller Company Stock Fund's objective is to produce long term growth of capital by investing primarily in common stocks of U.S. based small and mid-sized companies, including other mutual funds that invest primarily in such stocks. Smaller companies are defined as those having a market capitalization
(size) of less than $3 billion. "MicroCap" stocks with market capitalization of under $100 million may also be owned.

     The Fund invests, under normal conditions, a majority of its assets in a mix of other mutual funds. The mutual funds are chosen to provide a broadly diversified mix of investment styles and portfolios. From time to time open-end, closed-end as well as unit trusts may be owned. Individual stocks may also be owned by the Fund as long as they represent a minority of the Fund's net asset value. Under normal conditions the Fund will invest at least 65% of its assets in these types of investments.

     In terms of investment styles, the fund will generally employ a mix of growth and value management, sometimes called a "blend" style. Depending on market conditions and trends, the Fund's manager may weight the styles toward either growth or value.

     A broad mix of industries is also a strategic goal. Depending on market conditions and trends, the Fund's manager may weight the overall portfolio mix to higher or lower market capitalization and sectors.

     The goal is to provide a wide diversification of holdings and management styles and expertise. Such diversification is designed to minimize certain kinds of risks such as those associated with too much exposure to one manager, management style or industry sector or the risks inherent in having too few holdings.

     In deciding to buy, hold or sell a particular mutual fund, the manager considers a number of factors. The manager examines general economic and market trends and their possible effect on the fund. The mutual fund's objectives must correlate with the general objective of the Fund and it's holdings should not significantly overlap the holdings of other mutual funds owned by the Fund. The fund and manager's history is considered, as are expense ratios, current holdings and management style. If a mutual fund changes its make-up so that it no longer correlates with the Fund's objective, it may be sold. Similarly, if a mutual fund fails to perform up to expectations, it may be sold. The manager will first consider whether portfolio changes or lower performance is likely to be temporary. If so, the position may be retained. Because of tax and other considerations, the changing of mutual fund positions may be done in stages over a period of weeks or months.

     The Fund may increase or decrease its cash and short-term holdings depending on the manger's evaluation of market conditions, or when anticipated liquidity needs are a concern. The Trust and any managers it employs may use Derivatives, which are financial instruments that derive their values from the performance of another security, assets or index. Derivatives include options and future contracts. Managers of other mutual funds owned by the Fund may utilize derivatives and certain risk management techniques, such as currency hedging and may also utilize certain leveraging practices, including utilizing margin.

     The Fund is considered non-diversified. Non-diversified funds have a risk arising from too concentrated an investment mix, which may be impacted by events more than their effect on the market as a whole. However, the Fund is invested primarily in diversified funds, which in themselves provide diversification of underlying securities. It is unlikely that the Fund will be investing in non-diversified funds.

     As described in the Risk/Return Summary, there are risks associated with investing in the Fund, and it is possible to lose money. You should consider the following risks before investing:

Market Risk -- While stocks have historically performed better than other asset classes over long time periods, they also have experienced more extreme ups and downs (volatility). Regardless of the condition of any single company, the value of its stock may go down when the general market goes down.

Investment Risk -- Regardless of the direction of the overall market, an individual company can experience financial difficulties or even bankruptcy. Problems with individual companies can adversely affect the Fund's value even in an "up" market.

Smaller Companies -- Historically, smaller companies have experienced more extreme ups and downs (volatility) than larger company stocks. Smaller companies may have less working capital, less liquidity and greater sensitivity to competition and overall economic and market conditions. While smaller companies may offer greater opportunities for growth, they also should be considered more risky.

Changing economic and political conditions -- The stock market and/or individual stocks can be adversely affected by changes in the economy or politics. Recessions, downturns in a particular industry or changes in tax or regulatory laws can cause share values of the Fund to decrease.

Death or Disability of the Manager -- Death or disability could adversely affect the day-to-day operations of the Fund.


FINANCIAL HIGHLIGHTS



     The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Carson & Co., LLC, whose report, along with the Fund's financial statements, are included in the Fund's Annual Report, which is available upon request.



            SELECTED PER-SHARE DATA
             YEAR END DECEMBER 31                        2008      2007      2006     2005      2004
----------------------------------------------------   -------   -------   -------   -------   -------
Net asset value beg. of period                         $11.38    $13.87    $14.85    $15.43    $14.53
                                                       ------    ------    ------    ------    ------
Net investment income                                   (0.11)    (0.14)    (0.17)    (0.23)    (0.26)
Net realized and unrealized gains on securities         (3.86)    (0.33)     2.26      1.04      2.10
                                                       ------    ------    ------    ------    ------
Total income from investment operations                 (3.97)    (0.47)     2.09      0.81      1.84
                                                       ------    ------    ------    ------    ------
Dividends from net investment income                     0.00      0.00      0.00      0.00      0.00
Distributions from capital gains                        (0.00)    (2.02)    (3.07)    (1.39)    (0.94)
                                                       ------    ------    ------    ------    ------
Total Distributions                                     (0.00)    (2.02)    (3.07)    (1.39)    (0.94)
                                                       ------    ------    ------    ------    ------
Net asset value, end of period                         $ 7.41    $11.38    $13.87    $14.85    $15.43
Total return (%)*                                       (34.9%)    (3.4%)    14.2%      5.2%     12.7%
                                                       ======    ======    ======    ======    ======
              Ratios/Supplemental Data
Net assets at end of period (in $1000's)               $ 2188    $ 4041    $ 4850    $5,026    $5,551
Ratio of expenses to average net assets (%) **           1.96%     1.92%     1.83%     1.96%     1.94%
Ratio of net investment income to avg net assets (%)    (1.17%)   (0.98%)   (1.06%)   (1.50%)   (1.73%)
Portfolio turnover rate                                 16.27%    40.26%    37.46%    23.04%    33.58%


* Total returns are actual experienced by shareholders and may be slightly different if calculated using these numbers due to rounding differences and/or compounding of multiple distributions.

** Actual expense ratios after any waived service fees and including Distribution (12b-1) Expense.

RISK/RETURN SUMMARY

INTERNATIONAL FUND (INTF)

     A fund of funds investing primarily in stocks of companies in countries outside the United States, including emerging markets.

GOAL: Long term growth primarily through investments in international stocks.

PRINCIPAL INVESTMENT STRATEGIES:

     The Fund invests primarily in other mutual funds in that invest in stocks of foreign countries, including emerging markets.

     Under normal market conditions at least 80% of the value of its assets in securities that represent primarily economic assets outside the United States and in no less than three countries or regions outside the U.S. The Fund may allocate its assets in underlying funds or companies deriving at least 50% of their revenues or at least 50% of their assets outside the U.S. For temporary defensive purposes, the Fund may invest as described below under Additional Investment Information - Defensive Positions.

     In terms of investment styles, the fund will generally employ a mix of growth and value management styles, sometimes called a "blend" style. Depending on economic and market conditions and trends, the Fund's manager may weight the styles toward either growth or value.

     Fund assets will be invested in foreign stocks or other mutual funds that hold predominantly foreign stock. Occasionally, a global fund having some U.S. investments may be included. The majority of the Fund's investments will be in the stocks of developed nations outside the United States.

     Emerging markets are considered an increasingly important component of the global economy. Therefore, the Fund's strategy includes ongoing investments in developing countries. The Fund may not invest more than 35% of the Fund's assets in emerging markets.

TEMPORARY INVESTMENTS

The manager may take a temporary position when it believes the market or economy are experiencing excessive volatility or otherwise adverse conditions exist. Under such circumstances, the Fund may be unable to pursue its investment goal to the extent it does not invest in international stocks as described above.

MAIN RISKS:

     It is possible to lose money by investing in this Fund. Share values of the Fund will likely decrease if the general international stock market declines or if the markets in specific countries decline. Market values can fall for numerous reasons, including changing economic and political conditions or simply because more investors have decided to sell than buy specific securities, sectors or regions. Individual stocks or sectors can go down in value even when the general market is up. International markets present additional risks, including political and currency exchange risks. These risks can be greater in emerging markets. The death or disability of the Fund's manager, Andre Weisbrod, could cause an adverse effect on the Fund's operations.

PERFORMANCE:

BAR CHART & TABLE

     The bar chart is provided to give you some idea of how Fund results may vary. It shows changes in the annual total returns of the Fund on a calendar year basis. The Table information gives some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of market performance. Past performance is not an indication of future results.


2008  -40.9%
2007   15.6%
2006   21.4%
2005   16.8%
2004   18.9%
2003   31.9%
2002  -14.3%
2001  -17.2%
2000  -16.8%
1999   38.7%


The Fund's highest and lowest quarterly returns during this time period were:


Highest:   21.33% (quarter ending 12/31/99)
Lowest:   -19.98% (quarter ending 12/31/08)



Average Annual Total Returns For the periods ended December 31, 2008



STAAR International Fund (INTF)                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS   LIFE*
-------------------------------                                           ------   -------   -------   --------   ----
Total Return Before taxes                                                 -40.92%   -6.05%    2.87%      2.20%    1.67%
Return After Taxes on Distributions (based on maximum tax rates)          -41.41%   -7.20%    2.12%      1.46%    0.86%
Return After taxes on Distributions and Sale of Fund Shares               -40.82%   -4.22%    2.71%      1.94%    0.65%
MSCI EAFE Index(1) (Reflects no deductions for taxes, fees or expenses)   -43.38%   -7.35%    1.66%      0.80%    1.85%


(1) The MSCI EAFE index is a broad international index widely accepted as a benchmark for international stock performance. It consists of an aggregate of 21 individual country indexes, which represent the major world, markets. Published returns are total returns including reinvested dividends. The index is unmanaged and has no expenses. For purposes of this prospectus, this is the primary comparison index.

*    Since the Fund's public inception on 5/28/97.

LINE GRAPH


          The following line graph shows the growth of $10,000 invested at public inception through 12/31/08.



INTF Ending Value: $12,158   EAFE International Index: $12,538



FEES AND EXPENSES: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. They are based on the annual period ending 12/31/08.


Annual Operating Expenses (Includes maximum 12b-1 fees that could have been deducted from fund assets. Actual ratio was lower. See footnotes.)


Management Fees*                    0.90%
Distribution (12b-1) Fees*(1)       0.25%
Other Expenses (2)                  1.02%
Acquired Fund Fees & Expenses (3)   0.91%
Total Annual Operating Expenses     3.08%



* Expenses shown are the maximum that could have been charged. Actual 12b-1 Distribution Expenses were 0.04% in 2008. THEREFORE ACTUAL TOTAL OPERATING EXPENSES WERE 2.87%, INCLUDING THE EXPENSES OF THE UNDERLYING "ACQUIRED FUNDS."



(1) The Funds have adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees associated with the sale and distribution of shares. Due to these distribution expenses, long-term shareholders may pay more than the equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.



(2) Other Expenses included trustee compensation, federal and state filing fees, custody services, auditing, accounting, transfer agency and other expenses as approved by the Trustees. On June 1, 2008 the trustees entered an agreement with Mutual Shareholder Services, LLC to provide many of these services. The trustees also entered an agreement with STAAR Financial Advisors, Inc. to provide certain compliance and shareholder services at a total of .10% of average net assets annualized. The Trustees review these agreements annually



(3) This is a "fund of funds". The Acquired Fund Fees & Expense is an average for the period.



(4)  Foreign taxes paid are not shown here.


EXAMPLE OF EXPENSES: This example is provided to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 for the periods shown and then sell all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, that dividends and other distributions are reinvested, and that the fund's operating expenses stay the same and the maximum expense ratio is used as shown above.


YEAR 1   YEAR 3   YEAR 5   YEAR 10
------   ------   ------   -------
  326     1,026    1,799    4,094


INVESTMENT STRATEGIES AND RELATED RISKS

     The International Fund's objective is to produce long term growth of capital by investing primarily in equity securities in markets outside the United States, including emerging markets.

     The Fund invests, under normal conditions, a majority of its assets in a mix of other mutual funds. The mutual funds are chosen to provide a mix of investment styles and portfolios that represent the broad international market, including small and developing countries. From time to time open-end and closed-end funds as well as unit trusts may be owned. Individual stocks may also be owned by the Fund as long as they represent a minority of the Fund's net asset value. Large, mid-sized and small companies may be owned.

     In terms of investment styles, the fund will generally employ a mix of growth and value managers, sometimes called a "blend" style. Depending on market conditions and trends, the Fund's manager may weight the styles toward either growth or value.

     A broad mix of industries is also a strategic goal. Depending on market conditions and trends, the Fund's manager may weight the overall portfolio mix to higher or lower market capitalization and sectors.

     The goal is to provide a wide diversification of holdings and management styles and expertise. Such diversification is designed to minimize certain kinds of risks such as those associated with too much exposure to one manager, management style, region or industry sector as well as the risks inherent in having too few holdings.

     The Fund may increase or decrease its cash and short-term holdings depending on the manger's evaluation of market conditions, or when anticipated liquidity needs are a concern. The Trust and any managers it employs may use Derivatives, which are financial instruments that derive their values from the performance of another security, assets or index. Derivatives include options and future contracts. Managers of other mutual funds owned by the Fund may utilize derivatives and certain risk management techniques, such as currency hedging and may also utilize certain leveraging practices, including utilizing margin.

     In deciding to buy, hold or sell a particular mutual fund, the manager considers a number of factors. The manager examines general economic and market trends and their possible effect on the fund. The mutual fund's objectives must correlate with the general objective of the Fund and it's holdings should not significantly overlap the holdings of other mutual funds owned by the Fund. The fund and manager's history is considered, as are expense ratios, current holdings and management style. If a mutual fund changes its make-up so that it no longer correlates with the Fund's objective, it may be sold. Similarly, if a mutual fund fails to perform up to expectations, it may be sold. The manager will first consider whether portfolio changes or lower performance is likely to be temporary. If so, the position may be retained. Because of tax and other considerations, the changing of mutual fund positions may be done in stages over a period of weeks or months.

     The Fund is considered non-diversified. Non-diversified funds have a risk arising from too concentrated an investment mix, which may be impacted by events more than their effect on the market as a whole. However, the Fund is invested primarily in diversified funds, which in themselves provide diversification of underlying securities. It is unlikely that the Fund will be investing in non-diversified funds.

     As described in the Risk/Return Summary, there are risks associated with investing in the Fund, and it is possible to lose money. You should consider the following risks before investing:

Market Risk -- While stock markets have historically performed better than other asset classes over long time periods, they also have experienced more extreme ups and downs (volatility). Regardless of the condition of any single company, the value of its stock may go down when the general market goes down.

Investment Risk -- Regardless of the direction of the overall market, an individual company can experience financial difficulties or even bankruptcy. Problems with individual companies can adversely affect the Fund's value even in an "up" market.

Foreign Securities -- Securities of entities located outside the U.S. involve additional risks that can increase the potential for losses. These include political changes and the fact that some countries may not require the same accounting and financial practices that are standard in this country. The fluctuation of foreign currencies against the dollar also can cause the value of an investment to decrease in dollar terms even if it does not fall in terms of its country's currency.

Emerging Markets -- While stock markets of smaller and developing countries offer excellent opportunities for growth, they also increase the potential for market volatility and investment losses due to political and economic turbulence.

Smaller Companies -- Historically, smaller companies have experienced more extreme ups and downs (volatility) than larger company stocks. Smaller companies may have less working capital, less liquidity and greater sensitivity to competition and overall economic and market conditions. While smaller companies may offer greater opportunities for growth, they also should be considered more risky.

Death or Disability of the Manager -- Death or disability could adversely affect the day-to-day operations of the Fund.


FINANCIAL HIGHLIGHTS



     The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Carson & Co., LLC, whose report, along with the Fund's financial statements, are included in the Fund's Annual Report, which is available upon request.



                SELECTED PER-SHARE DATA
                 YEAR END DECEMBER 31                    2008     2007      2006      2005      2004
----------------------------------------------------   -------   ------   -------   -------   -------
Net asset value beg. of period                         $16.33    $15.62   $13.54    $11.59    $ 9.74
                                                       ------    ------   ------    ------    ------
Net investment income                                   (0.03)     0.09    (0.01)    (0.04)    (0.06)
Net realized and unrealized gains on securities         (6.64)     2.35     2.90      1.99      1.91
                                                       ------    ------   ------    ------    ------
Total income from investment operations                 (6.67)     2.44     2.89      1.95      1.85
                                                       ------    ------   ------    ------    ------
Dividends from net investment income                     0.00     (0.09)    0.00      0.00      0.00
                                                       ------    ------   ------    ------    ------
Distributions from capital gains                        (0.96)    (1.64)   (0.81)     0.00      0.00
                                                       ------    ------   ------    ------    ------
Total distributions                                     (0.96)    (1.73)   (0.81)     0.00      0.00
                                                       ------    ------   ------    ------    ------
Net Asset Value, end of Period                         $ 8.70    $16.33   $15.62    $13.54    $11.59
Total return (%)*                                       (40.8%)    15.6%    21.4%     16.8%     18.9%
                                                       ======    ======   ======    ======    ======
           Ratios/Supplemental Data
Net assets at end of period (in $1000's)               $ 2329    $ 5837   $ 5378    $ 4750    $ 4033
Ratio of expenses to average net assets (%) **           1.96%     1.92%    1.86%     1.99%     1.96%
Ratio of net investment income to avg net assets (%)    (0.25%)    0.51%   (0.06%)   (0.34%)   (0.63%)
Portfolio turnover rate                                 21.47%    18.46%   15.66%    16.23%    16.99%


* Total returns are actual experienced by shareholders and may be slightly different if calculated using these numbers due to rounding differences and/or compounding of multiple distributions.

** Actual expense ratios after any waived service fees and including Distribution (12b-1) Expense.

RISK/RETURN SUMMARY

AltCat (Alternative Categories) Fund (ACF)

     A flexibly-managed, multi-asset global fund of funds investing primarily in assets which offer opportunities for growth of capital.

GOAL: Long-term growth through broadly diversified global investments.

PRINCIPAL INVESTMENT STRATEGIES:

     The Fund's main strategy is to identify investment opportunities that will participate in long-term or short-term trends. The Fund may invest in any kind of investment security allowable under securities laws. Under normal conditions, at least 80% of the Fund's assets will be invested in other mutual funds or securities that may or may not fit the general asset allocation categories of the other Funds in the Trust (GBF, STBF, LCSF, SCSF and INTF).

TEMPORARY INVESTMENTS

     The manager may take a temporary position when it believes the market or economy are experiencing excessive volatility or otherwise adverse conditions exist. Under such circumstances, the Fund may be unable to pursue its investment goal to the extent it does not invest as described above.

MAIN RISKS:

     It is possible to lose money by investing in this Fund. Share values of the Fund can decrease in value if the U.S. stock markets or the markets in specific countries decline. Market values can fall for numerous reasons, including changing economic and political conditions, changes in currency values or simply because more investors have decided to sell than buy certain securities or categories of securities. Individual stocks or sectors can go down in value even when the general market is up. The death or disability of the Fund's manager could cause an adverse effect on the Fund's operations.

PERFORMANCE:

BAR CHART & TABLE

     The bar chart is provided to give you some idea of how Fund results may vary. It shows changes in the annual total returns of the Fund on a calendar year basis. The Table information gives some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of market performance. Past performance is not an indication of future results.


2008   -32.48
2007    14.5%
2006    11.7%
2005    11.9%
2004    12.6%
2003    28.4%
2002   -15.8%
2001   -10.0%
2000     5.5%
1999    30.8%


The Fund's highest and lowest quarterly returns during this time period were:


Highest:   14.94% (quarter ending 12/31/99)
Lowest:   -16.77% (quarter ending 12/31/08)


Average Annual Total Returns For the periods ended December 31, 2008


STAAR ALTCAT FUND (ACF)                                                  1 YEAR   3 YEARS   5 YEARS   10 YEARS   LIFE*
-----------------------                                                  ------   -------   -------   --------   -----
TOTAL RETURN BEFORE TAXES                                                -32.48%   -4.80%     1.68%     3.78%    2.72%
Return After Taxes on Distributions (based on maximum tax rates)         -32.96%   -5.91%     0.84%     3.14%    2.04%
Return After taxes on Distributions and Sale of Fund Shares              -32.60%   -2.91%     1.80%     3.33%    1.80%
S&P 500 Index(1) (Reflects no deductions for taxes, fees or expenses)    -37.00%   -8.36%    -2.19%    -1.38%    2.22%


*    Since the Fund's public inception on 5/28/97.

(1) The S&P500 is a broad index of the 500 largest companies in various market sectors. It is a market-capitalization weighted average which emphasizes the largest companies. Published returns are total returns including reinvested dividends. The index is unmanaged and has no expenses. For purposes of this prospectus, this is the primary comparison index.


LINE GRAPH



          The following line graph shows the growth of $10,000 invested at public inception through 12/31/08.



ACF Ending Value: $13,699   S&P 500 Index: $12,937

FEES AND EXPENSES: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. They are based on the annual period ending 12/31/08.

Annual Operating Expenses (Includes maximum 12b-1 fees that could have been deducted from fund assets. Actual ratio was lower. See footnotes.)


Management Fees*                    0.90%
Distribution (12b-1) Fees* (1)      0.25%
Other Expenses (2)                  0.98%
Acquired Fund Fees & Expenses (3)   0.70%
Total Annual Operating Expenses     2.83%



* Expenses shown are the maximum that could have been charged. Actual 12b-1 Distribution Expenses were 0.02% in 2008. THEREFORE ACTUAL TOTAL OPERATING EXPENSES WERE 2.60%, INCLUDING THE EXPENSES OF THE UNDERLYING "ACQUIRED FUNDS."



(1) The Funds have adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees associated with the sale and distribution of shares. Due to these distribution expenses, long-term shareholders may pay more than the equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.



(2) Other Expenses included trustee compensation, federal and state filing fees, custody services, auditing, accounting, transfer agency and other expenses as approved by the Trustees. On June 1, 2008 the trustees entered an agreement with Mutual Shareholder Services, LLC to provide many of these services. The trustees also entered an agreement with STAAR Financial Advisors, Inc. to provide certain compliance and shareholder services at a total of .10% of average net assets annualized. The Trustees review these agreements annually



(3) This is a "fund of funds". The Acquired Fund Fees & Expense is an average for the period.



(4)  Foreign taxes paid are not shown here.


EXAMPLE OF EXPENSES: This example is provided to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 for the periods shown and then sell all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, that dividends and other distributions are reinvested, and that the fund's operating expenses stay the same and the maximum expense ratio is used as shown above.


Year 1   Year 3   Year 5   Year 10
------   ------   ------   -------
  299      943     1,654    3,764


INVESTMENT STRATEGIES AND RELATED RISKS

     The AltCat Fund's objective is to produce long term growth of capital through broadly diversified global investment in securities that have the potential to participate in long-term or short-term trends. The projected increase in demand for energy by developing nations is an example of a long-term trend.

     The Fund may invest in any kind of domestic or foreign security allowable under securities laws.

     Mutual funds are owned by the ACF. They are chosen to provide a variety of investment styles and portfolios. Open-end and closed-end funds as well as unit trusts may be owned. Individual stocks may also be owned by the Fund. Large, mid-sized and small companies may be owned. The Fund may also purchase bonds, real estate investment trusts (REITs), mortgage securities preferred stocks, convertible securities and precious metals. Investments are chosen to provide a mix of investment styles and portfolios that represent a broad global investment market as opposed to any one market or index.

     In terms of investment styles, the fund will generally employ a mix of growth and value managers, sometimes called a "blend" style. Depending on market conditions and trends, the Fund's manager may weight the styles toward either growth or value.

     A broad mix of industries is also a strategic goal. Depending on market conditions and trends, the Fund's manager may weight the overall portfolio mix to higher or lower market capitalization and sectors.

     The goal is to provide a wide diversification of holdings and management styles and expertise. Such diversification is designed to minimize certain kinds of risks such as those associated with too much exposure to one manager, management style or industry sector or the risks inherent in having too few holdings.

     The Fund may increase or decrease its cash and short-term holdings depending on the manger's evaluation of market conditions, or when anticipated liquidity needs are a concern. The Trust and any managers it employs may use Derivatives, which are financial instruments that derive their values from the performance of another security, assets or index. Derivatives include options and future contracts. Managers of other mutual funds owned by the Fund may utilize derivatives and certain risk management techniques, such as currency hedging and may also utilize certain leveraging practices, including utilizing margin.

     In deciding to buy, hold or sell a particular security or mutual fund, the manager considers a number of factors. The manager examines general economic and market trends and their possible effect on the fund. A fund and its manager's history is considered, as are expense ratios, current holdings and management style. If a mutual fund fails to perform up to expectations, it may be sold. Because of tax and other considerations, the changing of mutual fund positions may be done in stages over a period of weeks or months.

     The Fund is considered non-diversified. Non-diversified funds have a risk arising from too concentrated an investment mix, which may be impacted by events more than their effect on the market as a whole. However, the Fund is invested primarily in diversified funds, which in themselves provide diversification of underlying securities. It is unlikely that the Fund will be investing in non-diversified funds.

     As described in the Risk/Return Summary, there are risks associated with investing in the Fund, and it is possible to lose money. You should consider the following risks before investing:

Market Risk -- While stock markets have historically performed better than other asset classes over long time periods, they also have experienced more extreme ups and downs (volatility). Regardless of the condition of any single company, the value of its stock may go down when the general market goes down.

Investment Risk -- Regardless of the direction of the overall market, an individual company can experience financial difficulties or even bankruptcy. Problems with individual companies can adversely affect the Fund's value even in an "up" market.

Foreign Securities -- Securities of entities located outside the U.S. involve additional risks that can increase the potential for losses. These include political changes and the fact that some countries may not require the same accounting and financial practices that are standard in this country. The fluctuation of foreign currencies against the dollar also can cause the value of an investment to decrease in dollar terms even if it does not fall in terms of its country's currency. To the extent that an investment is concentrated in a particular country or region, risk can be amplified.

Emerging Markets -- While stock markets of smaller and developing countries offer excellent opportunities for growth, they also increase the potential for market volatility and investment losses due to political and economic turbulence.

Smaller Companies -- Historically, smaller companies have experienced more extreme ups and downs (volatility) than larger company stocks. Smaller companies may have less working capital, less liquidity and greater sensitivity to competition and overall economic and market conditions. While smaller companies may offer greater opportunities for growth, they also should be considered more risky.

Debt Instruments -- To the extent that the Fund invests in any debt instruments, such investments would entail the risks associated with those instruments, including changes in interest rates, default risk and credit rating changes.

Death or Disability of the Manager -- Death or disability could adversely affect the day-to-day operations of the Fund.


FINANCIAL HIGHLIGHTS



     The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Carson & Co., LLC, whose report, along with the Fund's financial statements, are included in the Fund's Annual Report, which is available upon request.



SELECTED PER-SHARE DATA YEAR END DECEMBER 31            2008      2007      2006      2005      2004
--------------------------------------------           -------   -------   -------   -------   ------
Net asset value beg. of period                         $15.58    $14.46    $14.28    $13.25    $11.77
                                                       ------    ------    ------    ------    ------
Net investment income                                   (0.03)    (0.01)    (0.08)    (0.13)    (0.14)
Net realized and unrealized gains on securities         (5.01)     2.09      1.75      1.70      1.62
                                                       ------    ------    ------    ------    ------
Total income from investment operations                 (5.04)     2.08      1.67      1.57      1.48
                                                       ------    ------    ------    ------    ------
Dividends from net investment income                     0.00      0.00      0.00      0.00      0.00
Distributions from capital gains                        (0.80)    (0.96)    (1.49)    (0.54)     0.00
                                                       ------    ------    ------    ------    ------
Total distributions                                     (0.80)    (0.96)    (1.49)    (0.54)     0.00
                                                       ------    ------    ------    ------    ------
Net Asset Value, end of Period                         $ 9.74    $15.58    $14.46    $14.28    $13.25
Total return (%)*                                       (32.4%)    14.5%     11.7%     11.9%     12.6%
                                                       ======    ======    ======    ======    ======
             Ratios/Supplemental Data
Net assets at end of period (in $1000's)               $ 2376    $3,821    $3,095    $3,445    $2,955
Ratio of expenses to average net assets (%) **           1.90%     1.91%     1.89%     2.01%     2.01%
Ratio of net investment income to avg net assets (%)    (0.19%)   (0.08%)   (0.55%)   (0.94%)   (1.18%)
Portfolio turnover rate                                 32.95%    19.88%    11.08%    35.48%    28.35%


* Total returns are actual experienced by shareholders and may be slightly different if calculated using these numbers due to rounding differences and/or compounding of multiple distributions.

** Actual expense ratios after any waived service fees and including Distribution (12b-1) Expense.

INFORMATION COMMON TO ALL OF THE FUNDS

MANAGEMENT

     STAAR Financial Advisors, Inc. (SFA), 604 McKnight Park Dr., Pittsburgh, PA 15237 is the Fund's investment advisor. Mr. J. Andre Weisbrod, President of SFA, is the Portfolio Manager of each Fund and has been primarily responsible for all Funds' day-to-day management since inception. Mr. Weisbrod's experience includes management of these Funds since private inception on 4/4/96. He has been President and CEO of SFA since 1993, providing financial planning and investment advisory services to individual and corporate clients. He was also a registered securities representative from 1983 through the end of 2007. His broker-dealer affiliation from 1/1/07 through 12/31/07 was with WRP Investments, Inc. Mr. Weisbrod withdrew from the registered representative business as of 12/31/2007 and no longer engages in the activities of a registered representative of a broker-dealer. Additional information is provided in the Statement of Additional Information (SAI), which may be obtained from Shareholder Services. A discussion of the factors the Funds' Independent Trustees considered in approving the Advisory contract are set forth in the Funds Annual and Semi-Annual reports to Shareholders and in the Statement of Additional Information.

     As provided in the Advisory and Mutual Fund Services Agreements, SFA also provided other services (directly or indirectly) in addition to investment management, including transfer agency, shareholder services, data entry and bookkeeping.

     The Funds paid the following management fees to the Advisor in 2008 as a percentage of average net assets:


            GBF   STBF   LCSF   SCSF   INTF   ACF
            ---   ----   ----   ----   ----   ---
2008 Fees   .35%   .35%   .89%   .89%  .89%   .89%


* As of January 7, 2008 the fees for the GBF and STBF was reduced to .35% each.

          Management's discussion of Fund Performance may be found in the Annual and Semiannual Reports to Shareholders as well as the Statement of Additional Information (SAI). These may be obtained from Shareholder Services.

Fund History

     The six Trust Funds were instituted as a private Pennsylvania business trust on 2/28/96. Investment operations began on April 4, 1996. The Trust's public operations began effective May 28, 1997. Investment operations, including the Funds' investment management, existed in the same way before and after May 28, 1997. Information regarding operations prior to May 28, 1997 can be obtained from Shareholder Services.

Fund of Funds

     The Fund of Funds approach provides broader diversification of holdings as well as managers. However, owning other mutual funds within some of its Funds generally results in greater expenses for those Funds than if they held individual securities only. (See footnote 4 under Fees and Expenses in the RISK/RETURN SUMMARY of the LCSF, SCSF, INTF and ACF.) Normally, this does not apply to the bond funds (GBF and STBF); while they are not prohibited from doing so, they generally do not hold other mutual funds.

     Information regarding any underlying funds that the Funds might hold can be found in those funds' prospectuses and reports as filed with the Securities and Exchange Commission.

SHAREHOLDER INFORMATION

HOW FUND SHARES ARE PRICED

     The Net Asset Value (NAV) of a share of each Fund is calculated based on the closing price of securities on each day that the New York Stock Exchange is open (normally 4:00 P.M. eastern time). The NAV is determined by dividing the total of each Fund's net assets by the total number of outstanding shares of each Fund. The Funds' Net Asset Values will not be computed for any days on which the market is closed, including national holidays (generally New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas).

     The value of mutual funds held by any of the Funds will be that value provided by such funds according to the methods used by those funds. Because of possible delays obtaining final pricing information regarding other mutual funds, the calculation of the NAV of each of the Trust's Funds will generally be completed the morning of the next business day. Therefore, should any of the Funds be listed in newspapers, it is likely that the prices reported in the newspapers will lag the Funds' actual prices by one day.

     The Trust can take no responsibility for errors by other mutual funds in reporting their net asset values or by third party sources used for pricing.

     Fair Value Pricing: The board of Trustees has developed procedures that utilize fair value pricing when any assets for which reliable market quotations are not readily available or may be stale. As a practical matter, the issue rarely if ever arises for the Fund because of the nature of the Fund's investments.

BUYING SHARES

By Mail

     You may open an account using the written application form. Legible photocopies of the application form are acceptable if you desire to open more than one account. Special applications are needed for certain retirement accounts such as Traditional IRAs and Roth IRAs. These forms may be obtained through Shareholder Services.

     Mail the application with your check made payable to "STAAR Investment Trust" to the Shareholder Services address listed on the inside back cover of this prospectus. Do not forget to indicate on the Application the amounts or percentage of your check to be put in each Fund. Third party checks are not accepted except under special circumstances where approval is given by Shareholder Services and/or the Transfer Agent.

Through Your Registered Investment Representative

     Your representative can help you with forms and the processing of your check.

By Wire

     Call Shareholder Services for availability and instructions.

By Payroll Deduction

     You may be able to purchase shares through an Employer-Sponsored Plan.

NOTE: You are responsible for any losses or fees incurred by the trust or its Advisor or Transfer Agent or Custodian if an order is canceled because a check does not clear, and such costs may be deducted from your account.

MINIMUM INITIAL INVESTMENT

Regular Accounts (by mail or in person): $1,000 to the entire Trust, which may be split among the Funds subject to a $100 minimum per Fund. The $1,000 minimum may be satisfied by multiple accounts held by the same investor or members of his or her immediate family who reside with him or her.

IRA Accounts: $1,000 to the entire Trust, which may be split among the Funds subject to a $100 minimum per Fund.

The Trust reserves the right to waive or reduce the minimum initial and additional investments for certain investors, including employer-sponsored retirement plans.

ADDING TO YOUR INVESTMENTS

By Mail

     You may add to your investment at any time by mailing a check payable to "STAAR Investment Trust" to Shareholder Services. You may use the convenient tear-off form on your statements or provide written instructions including the account number. Be sure to specify the amounts that should credited to each Fund. If no instructions are received, allocation of your check will be made according to the most recent allocation instructions received.

     Minimum Amounts: Additional investments to regular accounts must be no less than $50 per Fund. If the total amount of the check is insufficient to meet the per Fund minimum, the deposit will be made in order of the largest Fund allocation according to the most recent allocation instructions received.

By Automatic Investment Plan

     You may establish an Automatic Investment Plan by filling out the appropriate form, which you may obtain from Shareholder Services. An Automatic Investment Plan authorizes direct monthly deposits from your bank account.

     Minimum Amounts: Additional investments to regular accounts must be no less than $50 per Fund. If the total amount of the check is insufficient to meet the per Fund minimum, the deposit will be made in order of the largest Fund allocation according to the most recent allocation instructions received.

EXCHANGING SHARES

     You may exchange shares of one Fund for another either by phone or by signed instructions mailed or faxed to Shareholder Services.

SELLING SHARES

     You can sell your shares on any day the Trust is open for business. Generally, you can sell up to $40,000 total from any Fund or combination of Funds over the phone or by a signed letter delivered to Shareholder Services. Be sure to include the signatures of all registered owners as on the original application or any subsequent change of authorized signatures. However, to protect you and the Trust, we may require written instructions with a signature guarantee for each owner if:

     -    You are selling more than $40,000 worth of shares.

     - You want to have proceeds paid to someone who is not a registered owner.

     - You want to have the proceeds sent to an address other than the address of record or a pre-authorized account.

     - You have changed the address on your account by phone within the last 15 days.

     You may also redeem your shares through a broker-dealer if your shares are held through a broker-dealer account. In this case you must call your broker-dealer who will then execute your trade instructions. A broker-dealer may impose a separate fee for such transactions.

     Your redemption will be calculated at the share price equal to the Net Asset Value at the end of the day your request is received if it is received by Shareholder Services before 4:00 P.M. (Eastern Time), or before the market close, if earlier. If the request is received after such time or on a day the Trust is not open for business, it will be processed as of the close of the next business day. The trust reserves the right to impose earlier order deadlines and restrict the size of trading amounts for certain institutional, broker/dealer trading "platforms" and "market timers" where such activities, in the judgment of the Manager(s), might adversely affect the orderly operations of the Funds or otherwise adversely affect share values of the majority of shareholders.

     Your redemption check will generally be mailed to you via first-class mail within seven days after we receive your request in proper form. We will use Priority Mail or Overnight Mail if requested, but your account will be charged for this service.

     If you want to sell shares recently purchased by check or bank draft, your distribution may be held until your check or draft has cleared, which could take up to fifteen days from the purchase date.

     REDEMPTION FEES AND RESTRICTIONS: The Funds currently do not charge a fee for normal redemptions. However any costs due to special handling requests other than normal mail will be deducted from the account or from the distribution if the account is being closed. Furthermore, where the Funds experience frequent trading by any account or groups of accounts that could potentially harm performance, the Funds may impose restrictions on trading and/or assess a redemption fee on such accounts of up to 1% of the dollar amounts redeemed. Where an account or group of accounts under one person's or entity's control request redemptions of shares exceeding $200,000 from any single Fund, the Fund may require that such redemptions be spread out over as many as three business days.

     INVESTOR SERVICES

DISTRIBUTION OPTIONS

     You may choose one of the following options when you open your account. You may change your option at any time by notifying us in writing.

     - Dividends and capital gains distributions are reinvested in additional shares. (This option will be assigned if no other option is selected.)

     - Dividends and short-term gains in cash and long-term capital gains reinvested in additional shares.

     -    Dividends and capital gain distributions in cash.

Automatic Exchanges

     You may request automatic monthly exchanges from one Fund to another. The minimum is $100 per Fund.

Systematic Withdrawal Plan

     You may request automatic monthly withdrawals from a Fund. The minimum withdrawal amount is $100 per month per Fund.

TAX CONSEQUENCES

     For federal income tax purposes, distributions of investment income (including dividends that are not qualified dividends and short-term gains) are taxable as ordinary income. Qualified dividends and long-term capital gain distributions are eligible for reduced income tax rates. Investments in foreign securities may be subject to foreign withholding taxes. Distributions are taxable even if reinvested unless the account is a qualified retirement plan. You should consult your tax advisor regarding the effect of any investment on your taxes.

     An exchange of a Fund's shares for shares of another Fund will be treated as a sale of the Fund's shares and any gain on the transaction may be subject to federal income tax.

Statements and Reports

     You will receive activity confirmations and statements that show your account transactions. You will also receive the Trust's Annual and Semi-annual Reports. Duplicate statements to an advisor may be requested.

Portfolio Holdings Information

     A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Fund's Statement of Additional Information. Currently, disclosure of the Fund's holdings is required to be made quarterly within 60 days of the end of each fiscal quarter, in the Annual Report and Semi-Annual Report to shareholders and in the quarterly holdings report filed on Form N-Q. The Annual and Semi-Annual Reports are available by contacting STAAR Investment Trust, Mutual Shareholder Services, 8000 Town Centre Drive, Broadview Heights, OH 44147 or by writing STAAR Investment Trust, 604 McKnight Park Dr., Pittsburgh, PA 15237.

     Information regarding any underlying funds that the Funds might hold can be found in those funds' prospectuses and reports as filed with the Securities and Exchange Commission.

     Each Fund's schedule of portfolio holdings are filed for the first and third quarters each fiscal year on Form N-Q, which is available on the Commission's website at http://www.sec.gov. Each Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Or the information on Form N-Q may be obtained from Shareholder Services by calling 1-888-717-8227 (1-888-71STAAR) or writing STAAR Investment Trust, Mutual Shareholder Services, 8000 Town Centre Drive, Broadview Heights, OH 44147.

                                    POLICIES:

Fees for Special Services

     The Trust may charge a reasonable fee to your account for certain special services, such as wire redemption, special mailing requests and producing historical records.

DISTRIBUTION ARRANGEMENTS

     The Trust Funds have adopted a plan under rule 12b-1 that allows the Funds to pay distribution fees for the sale and distribution of their shares. Because these fees are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Time Limits For Crediting Purchases, Exchanges And Redemptions

     Orders received in proper order before the close of the New York Stock Exchange (generally 4:00 PM, Eastern Time) will be credited at the closing share price on that day. Otherwise, the transaction will be processed at the closing share price on the next trading day.

Accounts With Low Balances

     The Trust reserves the right to close accounts with balances low enough to cause extra expense, which would be detrimental to other shareholders. Generally, this applies to any Fund account with a balance less than $500 in any one Fund. If the Trust elects to exercise this right, and if your account falls into this category, a letter will be mailed to you giving you the option of adding to your account, exchanging shares of the Fund for shares in another Fund to meet the minimum, or closing it within 30 days.

Changes in Investment Minimums

     At any time, the Trust may change its investment minimums or waive minimums for certain types of purchases.

Joint Accounts

     Where two individuals are registered as owners, the Trust will designate the ownership as "joint tenants with rights of survivorship" unless specified otherwise. All registered owners must agree in writing to any ownership changes.

Right to Reject Orders

     The Trust reserves the right to reject purchase, exchange or redemption orders which it considers not properly requested or where there is some doubt as to whether the proper owner has made the request or where the order involves actual or potential harm to the Trust. Potential harm could be caused by excessive orders during periods of market volatility or by large redemption or exchange orders that adversely affect the Fund's ability to manage its assets. The Trust may also impose limitations on the size and frequency of exchanges to protect Shareholders from potential adverse effects of market timing.

Tools to Combat Frequent Transactions

          The board of Trustees has adopted policies and procedures to guard against frequent trading abuses by shareholders. Tools to combat frequent trading include the following:

          The Funds discourage excessive, short-term trading and other abusive trading practices that may harm the Fund's performance. The Funds are intended for long-term investors. Short-term traders who engage in frequent purchases and redemptions can disrupt a fund's investment program and create additional transaction costs that are borne by all fund shareholders.

          The Funds use a variety of techniques to monitor and detect abusive trading practices, and may change these techniques from time to time as determined by the Funds in their sole discretion. The Funds reserve the right to reject any purchase order from any person the Fund believes has a history of abusive trading, or whose trading may be disruptive to the Fund. In making this judgment, the Funds may consider trading done in multiple accounts that are under common control. Although the Funds try to identify and restrict frequent trading, in instances in which the Fund receives orders through financial intermediaries it is very difficult to know or detect frequent trading. Accordingly, the Fund also monitors the procedures and policies in place at such intermediaries in order to protect Fund shareholders from abusive short-term trading.

          Information regarding the policies of any underlying funds that the Funds might hold can be found in those funds' prospectuses and reports as filed with the Securities and Exchange Commission.

          The board of trustees has adopted policies and procedures on the following, which may be obtained from the Advisor at no charge or on the Funds' Internet site at www.staarfunds.com: Proxy Voting Policy and Fair Value Pricing Policy. In addition the board periodically monitors Fund activities to protect shareholders from abusive trading, conflicts of interest and other activities or issues that could adversely affect shareholders.

          The board of trustees annually reviews the Investment Portfolio Manager's agreement and the managers ownership of securities owned in the Fund(s)' portfolios. Additional information and/or discussion on this may be found in the Annual and Semi-annual reports of the Funds. The board also reviews the compensation and other accounts managed by the Portfolio manager(s). Additional information may be found in the Statement of Additional Information.

BROKERAGE ALLOCATION

     The Trustees and/or Manager may select brokers who execute purchases and sales of each Fund's securities and provide other brokerage and research services. The Funds are authorized to pay commissions to such brokers in excess of that which might be obtained with other brokers in recognition of services provided. Where a Fund owns other mutual funds, and such funds pay 12b-1 fees, these fees may be paid to brokers as part of their compensation. In 2007 79% of such commissions were received by WRP Investments, Inc. and 21% to Sterne Agee & Leach. The Trustees may authorize use of a broker-dealer that may have a relationship with officers or employees of the Advisor, whereby commissions and 12b-1 compensation can be paid to such officers or employees. Such an arrangement existed during the past fiscal year with Andre Weisbrod.

PAGE 22 (Outside Back Cover)


Where to Learn More

Mailing Address: STAAR Investment Trust, 604 McKnight Park Dr., Pittsburgh, PA 15237.

Shareholder Services: Mutual Shareholder Services, 8000 Town Centre Drive, Broadview Heights, OH 44147 * 1-888-717-8227 (1-888-71STAAR)

E-mail Address: staarbase@staarfunds.com

Web Site: www.staarfunds.com

Statement of Additional Information (SAI)

     You may request the SAI, which contains more detailed information on all aspects of the Trust. A current SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into this prospectus.

Annual and Semi-Annual Reports

     Additional information about the Funds' investments is available in the Trust's annual and semi-annual Reports to shareholders. In the Trust's annual or semi-annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performances during their last fiscal year or semi-annual period.

     The SAI, reports and other information about the Funds can be obtained at no charge from Shareholder Services at 1-888-717-8227. Or you may call STAAR Financial Advisors, Inc. at 1-800-332-9076, PIN 3370, or write to the address above. The information requested will be mailed to you within 3 business days from the time the request is received by Shareholder Services.

     The SAI, reports and other information about the Funds can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. They may also be obtained or by calling the Commission's Public Reference Room (1-800-SEC-0330) or on the Commission's Internet Web Site at www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, DC 20549-6009.

Investment Company act File Number 811-09152

Security & Exchange Commission Public Reference Room: 800-SEC-0330

Item 10 - COVER PAGE AND TABLE OF CONTENTS

                                     PART B
                       STATEMENT OF ADDITIONAL INFORMATION

                           THE STAAR INVESTMENT TRUST

     General Bond Fund (GBF)
     Short Term Bond Fund (STBF)
     Larger Company Stock Fund (LCSF)
     Smaller Company Stock Fund (SCSF
     International Fund (INTF)
     AltCat Fund (ACF)

                             604 McKnight Park Drive
                              Pittsburgh, PA 15237
                                 (412) 367-9076

     This Statement of Information is not a prospectus. It relates to the Prospectus of the Staar Investment Trust (the "Trust") dated May 1, 2007, as supplemented from time to time.

     This Statement of Additional Information should be read in conjunction with the Prospectus. The Trust's Prospectus can be obtained by writing to the Trust at the above address or by telephoning the Trust at 1-800-33ASSET, P.I.N. 3370.

The prospectus and annual/semi-annual reports may be incorporated into this SAI by reference.


                                Date: May 1, 2009

THE STAAR INVESTMENT TRUST
STATEMENT OF ADDITIONAL INFORMATION
TABLE OF CONTENTS

                                                                            Page
                                                                            ----
                                     PART B:
General Information And History                                                1
Description of the Funds and Their Investments and Risks                       1
Management of the Funds                                                        3
Control Persons and Principal Holders of Securities                            4
Investment Advisory and Other Services                                         4
Brokerage Allocation and Other Practices                                       4
Purchase, Redemption and Pricing of Securities Being Offered                   5
Tax Status                                                                     5
Calculation of Performance Data                                                6
Other Information                                                              7
Financial Statements                                                           8
                                     PART C
Other Information                                                             22

Item 11 - HISTORY

     The Registrant, STAAR Investment Trust (the Trust), is an open-end, management investment company including six series Funds. It was formed on February 28, 1996 as a private Pennsylvania business trust for the purposes of commencing business as an investment company under the name STAAR System Trust. It had engaged in no prior business activities. Its public registration became effective on May 28, 1997. The name was changed to STAAR Investment Trust on April 3, 1998. There has been no material change in operations since the beginning of investment operations on April 4, 1996.

Item 12 - DESCRIPTION OF THE FUNDS, THEIR INVESTMENTS AND RISKS

     As described in the prospectus, the Trust consists of six series Funds, each of which has its own objectives, policies and strategies designed to meet different investor goals. The information below is provided as additional information to that already provided in the prospectus.

     The Funds are:

                             General Bond Fund (GBF)
                             Short Term Bond Fund (STBF)
                             Larger Company Stock Fund (LCSF)
                             Smaller Company Stock Fund (SCSF
                             International Fund (INTF)
                             AltCat Fund (ACF)

          Each Fund has adopted certain fundamental investment policies. These fundamental investment policies cannot be changed unless the change is approved by (a) 66 2/3% or more of the voting securities present in person or by proxy at a meeting (if the holders of 50% or more of the outstanding securities are present in person or by proxy) or (b) more than 50% of the outstanding voting securities of the Fund, whichever is lesser. The fundamental policies provide, in addition to those listed in the prospectus, as follows:

          (1) No Fund of the Trust issues different classes of securities or securities having preferences of seniority over other classes.

          (2) The Trust will not engage in Short Sales (borrowing stock from someone else and selling it in anticipation of the price going down, at which time it is repurchased and returned to the lender). However it is possible that managers of other open or closed end funds owned by a Trust Fund may employ short sales.

          (3) The Trust will not purchase securities with borrowed money (or margin). The Trustees can make limited purchases of shares of other mutual funds that utilize margin purchases provided that the total exposure to margin in any of the Trust's Funds does not exceed 5% of net asset values. In general, the policy of the registrant is to avoid debt. It will not borrow money, except where it would become necessary to allow the Trust to maintain or improve its day-to-day operations in the interest of Fund shareholders. For that purpose, the Trust may obtain a line of credit or obtain specific financing from a bank, other financial institution or individual(s).

          (4) The Trust will not act as an underwriter of other issuers, except to the extent that in selling portfolio securities, it may be deemed to be a statutory underwriter for the purposes of the Securities Act of 1933.

          (5) Except for investments in the mutual fund or Investment Company industry, the Funds will not make investments that will result in a concentration (as that term is defined in the 1940 act or any rule or order under that Act) of its investment securities of issuers primarily in the same industry; provided that this restriction does not limit the investment of the fund assets in obligations issued or guaranteed by the U.S. Government, its agencies or in tax-exempt securities or certificates of deposit.

          (6) The purchase of real estate is permitted in the AltCat (ACF) Fund. The majority of any real estate holdings, if any, will be in Real Estate Investment Trust (REITs) and / or real estate-oriented mutual funds, thereby preserving a high degree of liquidity that is not possible with other forms of real estate ownership. However, if a special situation arises which the Trustee considers to be advantageous to the Fund, a real estate asset with limited liquidity may be owned as long as it does not exceed five percent (5%) of the total value of the Fund at the time of purchase. If other assets decline in value so as to force such an asset to exceed five percent (5%), the Trustees will attempt to sell the asset if a favorable price can be obtained. However, if it is not in the best interest of the shareholders the Trustee may delay such sale until a more favorable time.

          The purchase of real estate mortgage loans is permitted in the Bond Funds (GBF and STBF) and the AltCat Fund (AFC). Such mortgages will generally be in government agency backed loans such as GNMA ("Ginnie Mae") loans. However, a minority of mortgage securities owned by a Fund may be in non-government agency backed loans.

          (7) Commodities and Precious Metals or securities and contracts deriving their value from Commodities and Precious Metals may be purchased only in the AltCat Fund and not in the other Funds.

          (8) Trust Funds may not loan cash or portfolio securities to any person. However, this does not prevent managers of other mutual funds owned by a fund from making such loans within their portfolios.

          (9) The Trust and any managers it employs may use Derivatives, which are financial instruments which derive their values from the performance of another security, assets or index. Derivatives include options and future contracts.

          The writing of Put and Call options are permitted by the Trust and any managers it may employ. However, the use of such options is to represent a minority of any manager's activity, and will be employed in a conservative manner to protect a profit or offset losses in the event of projected significant price reductions. The Trustees or a manager employed by them may purchase a Put, which provides the right to sell a security to another party at a predetermined price within a period of time. Similarly a Call option may be purchased which provides the right to purchase a security at a predetermined price within a period of time. A Call option may also be sold to another party. Such options will be "covered", meaning the Fund owns an amount of the underlying security equal to or greater than the amount of the security represented in the option. Put options will not be sold because, in the Advisor's opinion, they expose a Fund to additional risk, which The Trustees wish to avoid. Similarly, options based upon indexes or other assets, such as commodities, may be purchased to protect a portfolio, but not sold where a Fund would be required to pay cash to another party based upon a future price change. Any mutual funds owned by a Fund will be screened to determine if such mutual funds' policies on options, futures, margin or other strategies differ greatly from that of the Trust; however, the Trustees will not be able to control the use of such strategies by mutual funds. Therefore, at any given time a Fund's risk could be increased to the extent managers of other mutual funds employ these kinds of strategies in a manner inconsistent with the Trust's policies.

          (10) The Funds may take temporary investment positions when the manager(s) believes the market or economy is experiencing excessive volatility or when such volatility is considered a significant risk. These investments may include, but are not limited to, cash and cash equivalents, money market instruments or funds and U.S. Treasury obligations. Under such circumstances the Fund(s) may be unable to pursue their investment goals.

          (11) There are no restrictions regarding portfolio turnover. While the trust recognizes that a higher portfolio turnover will, in most cases, increase expenses, there are times when a high turnover may be justified, either to protect a portfolio against certain kinds of risks or to take advantage of opportunities presented by market conditions. In general, the Trust's objective is to keep expenses, and, therefore, turnover, as low as possible. This objective will be considered when screening other mutual funds for possible inclusion in a Fund's portfolio.

          The Trust has certain non-fundamental policies that may be changed by the Trustees. Among these are the following:

          1) No Fund may invest in securities for the purpose of exercising control over or management of an issuer; or

          2) purchase securities of a closed-end or other investment company where the shares are not registered in the United States pursuant to applicable securities laws.

          3) The Fund portfolios shall each not invest more than 10% of the value of its respective total assets in illiquid securities or other illiquid assets.

Item 13 - MANAGEMENT OF THE FUNDS

     Trustees

     The board of trustees is responsible for providing and overseeing management, operations and shareholder services for the Funds under the applicable laws of the commonwealth of Pennsylvania. The board generally meets quarterly to review Fund operations, performance and any appropriate issues and to take action as needed.


                                                    TERM OF OFFICE
                                                    AND LENGTH OF      POSITION HELD WITH            PRINCIPAL OCCUPATION(S)
NAME & ADDRESS                                       TIME SERVED           REGISTRAT                   DURING PAST 5 YEARS
--------------                                     ---------------   ---------------------   ---------------------------------------
J. Andre Weisbrod,                                 Indeterminate /   Trustee, Chairman,      President, STAAR Financial Advisors,
2669 Hunters Point Dr. Wexford, PA 15090, Age 57   13 Years          Interested Director     inc., (Investment Adviser to the Trust)

Jeffrey A. Dewhirst,                               Indeterminate /   Trustee, Secretary,     Investment Banker, Principal, Dewhirst
509 Glen Mitchel Rd, Sewickley, PA 15143, Age 57   13 Years          Independent Director    Capital Corporation

Thomas J. Smith,                                   Indeterminate /   Trustee,                Advertising/marketing Consultant
736 Beaver St., Sewickley, PA 15141, Age 68        7 Years           Independent Director

Richard Levkoy,                                    Indeterminate /   Trustee, Independent    Accountant
1122 Church St., Ambridge, PA 15003, Age 54        7 Years           Director, Chairman of
                                                                     Audit Committee

Compensation



     Each Trustee was compensated as follows in 2008.



          $500 Quarterly for Board Meetings and other service connected with the Board.



          $100 Quarterly for serving as Chairman, Officer or on a committee.



          Reimbursement for reasonable expenses incurred in fulfilling Trustee duties.


Indemnification

          The Declaration of Trust and the By-Laws of the Trust provide for indemnification by the Trust of its Trustees and Officers against liabilities and expenses incurred in connection with litigation in which they may be involved as a result of their positions with the Trust, unless it is finally adjudicated that they engaged in willful misconduct, gross negligence or reckless disregard of the duties involved in their offices, or did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust and the Funds.

Members of the board and officers of the Trust owned Fund Shares as follows:

          Mr. J. Andre Weisbrod & Family:


Fund     %Owned
----     ------
GBF       1.67%
STBF      1.57%
LCSF      5.21%
SCSF      4.95%
INTF      5.48%
ACF       9.14%


          Mr. Jeffrey A. Dewhirst:


Fund     %Owned
----     ------
GBF       0.75%
STBF      0.05%
LCSF      0.04%
SCSF      0.05%
INTF      0.06%
ACF       0.25%


          Mr. Weisbrod is the only non-independent director.

Committees

          Due to the small size of the board, there is only one committee, the Audit Committee. Functions that might be fulfilled on larger boards by additional committees have been adequately fulfilled by the entire board.

          The audit committee is comprised of only non-interested directors who hold separate meetings periodically to discuss the accounting of the Funds. The committe also meets periodically with the outside public accounting firm to discuss and monitor the accounting practices and auditing activities applied to the Funds. The committee met three times in 2007 to engage in these oversight activities.

Item 14 - CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

          There are no Control Persons or Principal Holders to report.

Item 15 - INVESTMENT ADVISORY AND OTHER SERVICES

          The Advisor to the Trust is STAAR Financial Advisors, Inc. (SFA), 604 McKnight Park Dr., Pittsburgh, PA 15237. The President and principal owner of SFA is J. Andre Weisbrod. He is also on the Board of Trustees of the STAAR Investment Trust.


          Fees to be paid to the Adviser by terms of the Advisory Agreement are as follows:



       Monthly Rate*   Annualized*   2006 Amount Paid**   2007 Amount Paid   2008 Amount Paid
       -------------   -----------   ------------------   ----------------   ----------------
GBF        .0292%          .35%            13,734              16,114             14,119
STBF       .0292%          .35%             3,053               5,526              6,201
LCSF       .0750%          .90%            41,752              40,607             32,107
SCSF       .0750%          .90%            45,087              41,904             27,356
INTF       .0750%          .90%            42,595              49,932             32,991
ACF        .0750%          .90%            29,888              30,747             27,990



* These are maximum fees and are accrued daily and paid at the closing of the last business day of the month.



** The Advisor voluntarily waived fees in 2006 of $.01 per share for the GBF and $.01 per share for the STBF.

          Fees paid for Mutual Fund Services including transfer agency, fund accounting, administration, shareholder services and compliance are as follows:



       2006 Amount Paid   2007 Amount Paid   2008 Amount Paid
       ----------------   ----------------   ----------------
GBF          11,947            12,250             15,761
STBF          4,578             5,251              7,827
LCSF         17,629            17,150             14,034
SCSF         19,037            17,714             11,955
INTF         17,984            21,093             14,213
ACF          12,619            12,994             12,281



          These are maximum fees and are accrued daily and paid at the closing of the last business day of the month. In 2006 and 2007 the Adviser was compensated at the rate of .38% annually. As of June 1, 2008 the Trust outsourced basic fund accounting and transfer agency services to Mutual Shareholder Services, LLC. At that time the Adviser's compensation was reduced to .10% annually for certain fund services including compliance, prospectus writing and filing and other shareholder services still performed.



          Mr. J. Andre Weisbrod serves as portfolio manager for each of the six series Funds. Mr. Weisbrod also manages discretionary accounts for private clients and advises other clients on a non-discretionary basis. Total assets under discretionary management arrangements at the end of 2008 were $10.23 million among twenty-two individual clients. Non-discretionary account assets advised were over $13 million. These activities may require decisions and/or advice to change allocations of an individual's account among any STAAR Funds holdings such account may have. Mr. Weisbrod owned between $38,000 and $48,000 of STAAR Funds shares during 2008.



Item 15 E: Other Investment Advice. There is no other Investment Advice to report.


TRANSFER AND DIVIDEND-PAYING AGENT

     Mutual Shareholder Services, 8000 Town Centre Drive, Broadview Heights, OH 44147

CUSTODIAN

     Huntington National Bank,7 Easton Oval, Columbus, OH 43219

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Carson & Co., LLC, 201 Village Commons, Sewickley, PA 15143

Item 16 - BROKERAGE ALLOCATION AND OTHER PRACTICES

          Transactions in Fund portfolios will generally be made with regard to volume and other discounts to keep transaction expenses as low as possible. The Trust may use brokers with which higher commissions are paid than could be obtained elsewhere in return for research and other services. There is no restriction as to the number of broker-dealers the Trust may use.

          The criteria for selection of broker-dealers will include convenience, reasonableness of commissions, availability and selection of securities (i.e mutual fund selling agreements, bond inventories and access to exchanges), and value-added services provided (i.e. research and reports). At least once every two years, commission structures will be compared with at least two representative firms, including a full-service brokerage and a discount brokerage not currently used by the Trust. If the Trustees determine that any broker(s) currently used are not reasonable with regard to price and service, a change of such brokers will be made unless more favorable arrangements can be obtained.

Brokerage Commissions Paid


                                                                                          % of Comm
Fund                 Broker-Dealer                 2004    2005    2006    2007    2008   Pd in 2008
----   ----------------------------------------   -----   -----   -----   -----   -----   ----------
GBF    WRP Investments, Inc.                          0       0       0       0     491       14%
STBF   WRP Investments                                0       0       0       0     157        5%
LCSF   WRP Investments                                0       0       0   1,692     622       18%
SCSF   WRP Investments                                0       0       0   1,541     291        8%
INTF   WRP Investments                                0       0       0   1,683     639       18%
ACF    WRP Investments                                0       0       0   2,328   1,306       37%
GBF    Sterne Agee & Leeach                           0       0       0   1,282     N/A        0%
STBF   Sterne Agee & Leeach                           0       0       0     643     N/A        0%
GBF    Olde Economie Financial Consultants, Ltd   1,016     289   2,000       0       0        0%
STBF   Olde Economie Financial Consultants, Ltd     610     273     350       0       0        0%
LCSF   Olde Economie Financial Consultants, Ltd   9,143   8,757   6,090       0       0        0%
SCSF   Olde Economie Financial Consultants, Ltd   9,682   9,488   7,372       0       0        0%
INTF   Olde Economie Financial Consultants, Ltd   7,843   7,581   9,747       0       0        0%
ACF    Olde Economie Financial Consultants, Ltd   5,600   5,267   9,340       0       0        0%



NOTE: Commissions and payments to broker-dealers are estimated. Certain bonds may have been purchased where amounts are not available on confirmation statements or they are built into the initial offerings. Broker-dealers may receive 12b-1 "trailer" fees from certain underlying funds purchased through them. 12b-1 fees paid by underlying mutual funds owned by the Trust generally do not result in an increase in cost to the STAAR Funds' shareholders. Since the Advisor makes every effort to purchase all underlying mutual funds at net asset value, the STAAR Investment Trust Funds would have paid the same price for such mutual funds whether 12b-1 commissions were paid to a broker dealer or not.


     12b-1 Plan

     Effective September 3, 1998 the Trust has adopted a Plan of Distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the board of trustees and the expenses paid under the Plan were incurred within the preceding 12 months and accrued while the Plan is in effect.

     Among the activities to which 12b-1 expenses may be allocated are advertising, printing and mailing prospectuses to non-shareholders and compensation to broker-dealers for sales of shares and services to the Trust and shareholders. 12b-1 expenses may not exceed .25% of a Fund's average net assets annually. Any 12b-1 fees paid by the Trust, as a percentage of net assets, for the previous year are listed In the prospectus under "Trust Expenses". Due to these distribution expenses, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Security Dealers, Inc.


     In 2008 100% of 12b-1 fees* were used to compensate broker-dealers for distribution and service of Fund Shares. Total amounts were paid as follows:



      Purpose or Payee         GBF   STBF   LCSF   SCSF   INTF    ACF
      ----------------        ----   ----   ----   ----   ----   ----
WRP Investments, Inc.         4255    910    708    624   1291   1068
Dautrich Seiler Fin. Srvcs       0    191    142    152    241    151
Trustmont Financial Company    182     90    125     92    130     68
Advertising                      0      0      0      0      0      0



*    Actual cash paid.

Item 17 - CAPITAL STOCK AND OTHER SECURITIES

     There is only one class of shares issued by the trust. Each share has equal rights regarding voting, distributions and redemptions. Rights cannot be modified other than by a majority vote of shares outstanding.

Item 18 - PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED

          Detailed information on Purchase and Redemption of Shares as well as Pricing is included in the Prospectus. The Trust may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven (7) days for (a) any period during which the New York Stock Exchange is closed or trading on the exchange is restricted; (b) for any period during which an emergency exists which makes it impossible or impractical for the Funds to dispose of securities owned by them or the Funds cannot determine the value of their respective net assets or for such other periods as the Securities and Exchange Commission may permit.

Item 19 - TAX STATUS

          The series Funds within the Trust intend to qualify as management investment companies for purposes of Subchapter M of the Internal Revenue Code and expect to be treated as a regulated investment company for income tax purposes.

Item 20 - UNDERWRITERS

     There are no underwriters of the Funds.

Item 21 - CALCULATION OF PERFORMANCE DATA

          Each Fund's performance will be calculated on a Total Return basis, which is the sum of any income paid and any realized or unrealized gain or loss of principal. From time to time, the Funds may publish their average total returns for periods of time. The formula for calculating such returns is as follows:

                                 P(1 + T)n = ERV

          where:

               P = a hypothetical initial payment of $10,000

               T = average annual total return

               n = number of years

               ERV = ending redeemable value of a hypothetical $10,000 payment made at the beginning at the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portions thereof) Other time periods may be used from time to time.


               Dividends and capital gains are assumed to be reinvested.



          Total Return Performance Since May 28, 1998 Public Inception



                               GBF       STBF      LCSF      SCSF      INTF      ACF
                             -------   -------   -------   -------   -------   -------
Payment                      $10,000   $10,000   $10,000   $10,000   $10,000   $10,000
Av. Annualized Tot Ret          4.08%     4.61%     0.91%     3.81%     1.67%     2.72%
Years: 5/28/97 to 12/31/08     11.59     11.59     11.59     11.59     11.59     11.59
Ending Value                 $15,907   $16,870   $11,107   $15,425   $12,115   $13,660


     Where Yield is calculated, the following formula is used:

                       YIELD = 2*[(((a-b)/cd) + 1)##6 - 1]

               where:

               a = dividends and interest earned during the period.

               b = expenses accrued for the period (net of reimbursements).

               c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

               d = the maximum offering price per share on the last day of the period.


          Yield Calculation 30 Days Ended 12/31/2008



                                     GBF       STBF      LCSF      SCSF      INTF      ACF
                                   -------   -------   -------   -------   -------   -------
Divs & Int Earned                   10,783     7,755    18,671     8,784    42,451    17,358
   Expenses Accrued                  3,504     4,573    14,085     3,827     4,012     4,071
Avg. Shrs. Outstanding             272,516   380,934   289,701   296,642   242,378   225,974
   Max Offer price end of Period      9.64      9.21      9.01      7.40      8.69      9.73
      SEC 30 Day Yield                3.37%     1.10%     1.14%     2.75%    22.20%     7.35%



     NOTE: Since the LCSF, SCSF, INTF and ACF tend to receive most of their income in December, the 30-day yields may overstate the annualized yields.

     OTHER INFORMATION

     The Prospectus and this Statement of Additional Information do not contain all of the information contained in the Trust's registration Statement. The Registration Statement and its exhibits may be examined at the offices of the Securities and Exchange Commission in Washington, D.C.

     Statements contained in the Prospectus and this Statement of Additional Information as to the contents of any agreement or other document referred to are not necessarily complete and reference is made to the copy of the agreement or document filed as an exhibit to the Registration Statement for their complete and unqualified contents.

Item 22 - FINANCIAL STATEMENTS

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Shareholders and
Board of Trustees of
Staar Investment Trust



We have audited the statements of assets and liabilities, including the schedules of investments, of Staar Investment Trust (comprising, respectively, the General Bond Fund, Short Term Bond Fund, Larger Company Stock Fund, Smaller Company Stock Fund, International Fund and Alternative Categories Fund) as of December 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the six years in the period then ended . These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the Staar Investment Trust, as of December 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the six years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.



/s/ Carson & Co, LLC

Carson & Co, LLC
Sewickley, Pennsylvania
March 13, 2009

                             STAAR INVESTMENT TRUST



STATEMENT OF ASSETS AND LIABILITIES 12/31/2008
Assets:                                                         GBF        STBF        LCSF        SCSF        INTF         ACF
                                                            ----------  ----------  ----------  ----------  ----------  ----------
      Investments in  Securities, at Value
         (Cost $2,725,551; $3,701,670; $3,021,091;
         $2,976,007; $2,500,969; $2,703,154, respectively)  $2,631,268  $3,683,390  $2,613,832  $2,188,941  $2,331,163  $2,376,262
      Receivables:
         Securities Sold                                            --          --       3,943          --          --          --
         Prepaid Expenses                                        1,049          --          --          --          --          --
         Dividends and
            Interest                                            25,055      22,991       5,024         960         793       2,999
                                                            ----------  ----------  ----------  ----------  ----------  ----------
               Total Assets                                  2,657,372   3,706,381   2,622,799   2,189,901   2,331,956   2,379,261
                                                            ----------  ----------  ----------  ----------  ----------  ----------
Liabilities:
      Payables:
         Accrued  Management Fees to Affiliate                     253         350         753         627         675         689
         Other Accrued Expenses                                  1,860       3,251       1,626       1,381       1,462       1,532
         Payable to Custodian Bank                              11,494      12,500          --          --          --          --
         Dividends Payable                                         143          29          --          --       1,266         871
         Securities Purchased                                       --          --       7,703          --          --          --
                                                            ----------  ----------  ----------  ----------  ----------  ----------
            Total Liabilities                                   13,750      16,130      10,082       2,008       3,403       3,092
                                                            ----------  ----------  ----------  ----------  ----------  ----------
Net Assets                                                  $2,643,622  $3,690,251  $2,612,717  $2,187,893  $2,328,553  $2,376,169
                                                            ==========  ==========  ==========  ==========  ==========  ==========
Net Assets Consist of:
   Paid In Capital                                          $2,848,334  $3,707,822  $3,333,590  $3,620,640  $2,564,852  $2,769,714
   Accumulated Undistributed Net Investment Income
      (Loss) on Investments                                     31,382       5,474    (189,969)   (292,945)    (66,752)    (66,815)
   Accumulated Undistributed Realized Gain (Loss)
      on Investments                                          (141,811)     (4,765)   (123,645)   (352,736)        259         162
   Unrealized Appreciation/(Depreciation)
      in Value of Investments                                  (94,283)    (18,280)   (407,259)   (787,066)   (169,806)   (326,892)
                                                            ----------  ----------  ----------  ----------  ----------  ----------
Net Assets (for 273,961; 400,701; 289,430; 295,390;
   267,719; 243,898, shares outstanding respectively)       $2,643,622  $3,690,251  $2,612,717  $2,187,893  $2,328,553  $2,376,169
                                                            ==========  ==========  ==========  ==========  ==========  ==========
Net Asset Value and Offering Price Per Share                $     9.65  $     9.21  $     9.03  $     7.41  $     8.70  $     9.74
                                                            ==========  ==========  ==========  ==========  ==========  ==========



NOTE: The accompanying notes are an integral part of these financial statements.

GENERAL BOND FUND - Portfolio Valuation Date 12/31/2008



  SHARES                                                             VALUE
---------                                                         ----------
SHORT TERM CORPORATE - 20.24%
  100,000 Clorox Co., 4.20%, 1/15/2010**                          $   98,793
  100,000 General Electric, 4.25%, 9/13/10                           100,353
  100,000 IB-Capital One, 5.70%, 9/15/11                              93,251
   50,000 IB-CP&L Energy, Inc., 5.95% 3/1/09                          50,067
  200,000 International Paper Co., 4.00%, 4/1/10                     192,461
                                                                  ----------
                                                                     534,925
INTERMEDIATE CORPORATE - 23.76%
   50,000 E.I. Du Pont De Nemour, 5.00%, 7/15/13                      50,301
  100,000 IB-Alcoa, Inc., 5.375%, 1/15/13                             86,462
  100,000 IB-Home Depot, Inc., 5.25%, 12/16/13                        93,380
  200,000 IB-United Health Group, 4.75%, 2/10/14                     175,822
   50,000 Philip Morris International, 4.875%, 5/16/2013              50,143
  100,000 IB-Merrill Lynch, 6.05%, 5/16/16                            93,547
    7,500 Pimco Corporate Opportunity Fund                            78,450
                                                                  ----------
                                                                     628,105
SHORT TERM US GOV'T/GOV'T AGENCY - 36.44%
  200,000 Federal Home Loan Bank, 3.42%, 2/25/11                     200,812
  100,000 Federal Home Loan Bank Dis, 0%, 3/9/09                      99,990
  100,000 Federal Home Loan Bank Dis, 0%, 9/22/09                     99,600
   50,000 Federal National Mortgage Association, 3.80%, 2/25/11       50,828
   43,000 IB-Fed National MTG ASSN, 4.375%, 6/21/10                   45,069
   50,000 IB-Fed HM LN BK, 5.355%, 1/5/09                             50,016
  100,000 IB-Fed HM LN BK, 3.30%, 3/17/11**                          100,469
  100,000 IB-Fed HM LN MTG CP, 4.375%, 11/9/11                       107,768
   25,000 IB-Fed National MTG ASSN, 3.55%, 6/17/10                    25,016
   50,000 IB-Fed National MTG ASSN, 4.125%, 7/21/11                   50,094
   11,000 Blackrock Broad Investment Grade                           133,650
                                                                  ----------
                                                                     963,312
INTERMEDIATE US GOV'T/GOV'T AGENCY - 11.44%
  300,000  IB-Fed National MTG ASSN, 4.50%, 5/28/15**                302,531
                                                                  ----------
TOTAL FOR CORPORATE/GOVERNMENT BONDS
          (Cost $2,523,156) - 91.88%                               2,428,873
                                                                  ----------
SHORT TERM INVESTMENTS - 7.66%
          Short-term Investment Company Prime Portfolio
  202,395    1.00% * (Cost $202,395)                                 202,395
                                                                  ----------
                TOTAL INVESTMENTS (Cost $2,725,551) - 99.53%       2,631,268
                OTHER ASSETS LESS LIABILITIES - 0.47%                 12,354
                                                                  ----------
                NET ASSETS - 100.00%                              $2,643,622
                                                                  ----------



* Variable rate security; the coupon rate shown represents the yield at December 31, 2008. **Callable bond in the year 2009. All securities held by the Fund were income producing during the period.



BREAKDOWN BY GENERAL ASSET TYPE   (Unaudited)



Cash & Equivalents         24%
Corporate                  42%
US Treasury & Gov Agency   34%



BREAKDOWN BY GENERAL RATING (S&P)  (Unaudited)



AAA Rated                  54%
A Rated                     8%
BBB Rated                  29%
ETF Bond Funds/Non-Rated    9%



The accompanying notes are an integral part of these financial statements.

Short Term Bond Fund - Portfolio Valuation Date 12/31/2008



  SHARES                                                             VALUE
---------                                                         ----------
SHORT TERM CORPORATE - 19.23%
  300,000 Clorox Co., 4.20%, 1/15/2010**                          $  296,378
   75,000 General Electric, 4.25%, 9/13/10                            75,265
   50,000 IB-Capital One, 5.70%, 9/15/11                              46,625
  200,000 International Paper Co., 4.00%, 4/1/10                     192,461
  100,000 IB-Merrill Lynch, 5.77%, 7/25/11                            98,813
                                                                  ----------
                                                                     709,542
SHORT TERM US GOV'T/GOV'T AGENCY - 30.48%
  100,000 Federal Home Loan Bank, 3.42%, 2/25/11                     100,406
  100,000 Federal Home Loan Bank Dis, 0%, 1/5/09                     100,000
  200,000 Federal Home Loan Bank Dis, 0%, 3/4/09                     199,980
  200,000 Federal National Mortgage Association, 3.80%, 2/25/11      203,313
  300,000 IB-Fed Farm Credit BK, 3.10%, 2/25/11**                    304,407
  100,000 IB-Fed HM LN BK, 3.30%, 3/17/11**                          100,469
   15,000 IB-Fed HM LN BK, 3.66%, 9/30/10                             15,656
   15,000 IB-Fed HM LN BK, 4.10%, 11/12/09                            15,445
    7,000 Blackrock Broad Investment Grade                            85,050
                                                                  ----------
                                                                   1,124,726
TOTAL FOR BONDS (Cost $1,852,548) - 49.71%                         1,834,268
                                                                  ----------
SHORT TERM INVESTMENTS - 50.11%
1,849,122 Federated Prime Obligations Fund 1.00% *
             (Cost $1,849,122)                                     1,849,122
                                                                  ----------
TOTAL INVESTMENTS (Cost $3,701,670) - 99.81%                       3,683,390
OTHER ASSETS LESS LIABILITIES - 0.19%                                  6,861
                                                                  ----------
NET ASSETS - 100.00%                                              $3,690,251
                                                                  ==========



* Variable rate security; the coupon rate shown represents the yield at December 31, 2008. **Callable bond in the year 2009. All securities held by the Fund were income producing during the period.



BREAKDOWN BY GENERAL ASSET TYPE (Unaudited)



Cash & Equivalents         61%
US Treasury & Gov Agency   20%
Corporate                  19%



BREAKDOWN BY GENERAL RATING (S&P) (Unaudited)



AAA Rated                  92%
BBB Rated                   4%
B Rated                     4%
ETF Bond Funds/Non-Rated    5%



The accompanying notes are an integral part of these financial statements.

Larger Company Stock Fund - Portfolio Valuation Date 12/31/2008



  SHARES                                                             VALUE
---------                                                         ----------
ALTERNATIVE CATEGORIES - 0.77%
      700 Pengrowth Energy Trust                                  $    5,334
      200 Prudhoe Bay Royality Trust                                  14,668
                                                                  ----------
                                                                      20,002
LARGER COMPANY STOCKS - 69.50%
   10,719 American Fundamental Investors Fund Class-F                267,641
    7,738 American Washington Mutual Investors Fund Class-F          165,291
    6,850 Brandywine Blue*                                           135,775
      440 Calamos Growth Fund Class-A*                                12,829
    2,383 Dodge & Cox Stock Fund                                     177,235
   12,520 Franklin Rising Dividends Fund Class-A                     299,843
   12,581 Heartland Select Value                                     227,335
      200 I-Shares DJ US Healthcare Sector Index                      10,738
      600 I-Shares DJ US Medical Devices Index                        22,968
      300 I-Shares GSSI Natural Resources Index Fund                   7,596
    1,900 I-Shares S&P 500 Index                                     171,589
      300 I-Shares S&P Global Energy Fund                              8,778
    4,735 Mairs & Power Growth                                       248,630
      200 Medtronic, Inc.                                              6,284
    1,202 Navellier Midcap Growth Portfolio*                          19,439
    2,197 Tocqueville Fund                                            33,992
                                                                  ----------
                                                                   1,815,963
LARGER COMPANY HEDGE - 1.36%
      500 Proshares Ultrashort S&P 500 Index                          35,470
                                                                  ----------
TOTAL FOR SECURITIES (Cost $2,278,694) - 71.63%                    1,871,435
SHORT TERM INVESTMENTS - 28.41%
                                                                  ----------
  742,397 Federated Prime Obligations Fund 1.00% **
             (Cost $742,397)                                         742,397
                                                                  ----------
TOTAL INVESTMENTS (Cost $3,021,091) - 100.04%                      2,613,832
OTHER LIABILITIES LESS ASSETS - (0.04)%                               (1,115)
                                                                  ----------
NET ASSETS - 100.00%                                              $2,612,717
                                                                  ==========



*    Non-income producing securities during the period.



** Variable rate security; the coupon rate shown represents the yield at December 31, 2008.



BREAKDOWN BY GENERAL ASSET TYPE   (Unaudited)
(Includes estimated cash positions of mutual funds owned by the Fund)



Cash & Equivalents   34%
Domestic Stock       62%
Foreign Stock         4%



BREAKDOWN BY MANAGEMENT STYLE   (Unaudited)
(Does not include estimated cash positions of mutual funds owned by the Fund)



Cash & Equivalents       28%
Large Cap Blend          39%
Large Cap Growth          7%
Large Cap Value          13%
Larger Mid-Cap Growth     2%
Larger Mid-Cap Value      9%
Larger Hedge              1%
Smaller Mid-Cap Growth    1%



The accompanying notes are an integral part of these financial statements.

Smaller Company Stock Fund - Portfolio Valuation Date 12/31/2008



  SHARES                                                             VALUE
---------                                                         ----------
SMALLER COMPANY STOCKS - 69.86%
      400 Cal-Maine Foods, Inc.                                   $   11,480
   10,117 Columbia Acorn Fund Class-Z                                179,175
   11,547 Franklin Microcap Value Fund                               245,721
    2,300 Ishares Russell 2000 Index Fund                            113,252
    2,000 Ishares Russell 2000 Value Index Fund                       98,340
    9,063 Keeley Smallcap Value Fund Class-A*                        147,902
    1,000 Powershares Wilderhill Clean Energy*                         8,620
   19,408 Royce Microcap Investment Fund                             173,312
   19,747 Royce Opportunity Fund                                     109,992
      250 Rydex Inverse 2X Russell 2000                               21,715
    7,744 Satuit Capital Microcap Fund Class-A*                      127,386
      100 Terra Nitrogen Co., L.P.                                     9,425
   15,083 The Aberdeen Small Cap Fund Class A                        131,821
   80,802 Wasatch Smallcap Value Fund*                               150,291
                                                                  ----------
                                                                   1,528,432
TOTAL FOR SECURITIES (Cost $2,315,498) - 69.86%                    1,528,432
                                                                  ----------
SHORT TERM INVESTMENTS - 30.19%
  660,509 Federated Prime Obligations Fund 1.00% **
             (cost $660,509)                                         660,509
                                                                  ----------
TOTAL INVESTMENTS (Cost $2,976,007) - 100.05%                      2,188,941
OTHER LIABILITIES LESS ASSETS - (0.05)%                               (1,048)
                                                                  ----------
NET ASSETS - 100.00%                                              $2,187,893
                                                                  ==========



*    Non-income producing securities during the period.



** Variable rate security; the coupon rate shown represents the yield at December 31, 2008



BREAKDOWN BY GENERAL ASSET TYPE  (Unaudited)
(Includes estimated cash positions of mutual funds owned by the Fund)



Cash & Equivalents   37%
Domestic Stock       57%
Foreign Stock         3%
Other                 1%



BREAKDOWN BY MANAGEMENT STYLE  (Unaudited)
(Does not include estimated cash positions of mutual funds owned by the Fund)



Cash & Equivalents       30%
Small Cap Blend          12%
Small Cap Growth         24%
Small Cap Value           0%
Smaller Mid-Cap Growth    8%
Micro-Cap Blend           0%
Micro-Cap Growth         14%
Micro-Cap Value          11%
Hedge                     1%



The accompanying notes are an integral part of these financial statements.

International Fund - Portfolio Valuation Date 12/31/2008



  SHARES                                                             VALUE
---------                                                         ----------
INTERNATIONAL - 67.42%
   10,376 American Europacific Growth Fund Class-F                $  289,296
   14,530 Credit Suisse International Focus Fund                     159,243
      551 Eaton Vance Greater India Fund Class-A                       6,644
    7,676 Harbor International Institutional Fund                    307,950
    1,000 I-Shares MSCI Australia Index Fund                          14,010
      200 I-Shares MSCI Chile Index Fund                               5,964
    4,500 I-Shares MSCI EAFE Index Fund                              201,870
    2,000 I-Shares MSCI Japan Index Fund                              19,160
    1,500 I-Shares MSCI Malaysia Index Fund                           10,935
    1,000 I-Shares MSCI Singapore Index Fund                           7,050
      250 I-Shares MSCI S&P Latin America Index Fund                   6,368
    4,281 Marsico International Opportunities Fund                    37,418
   10,079 Putnam International Capital Opportunities Fund
             Class-A                                                 195,628
   11,292 Sextant International Institutional Fund                   130,872
   39,962 Templeton Foreign Fund Class A                             177,430
                                                                  ----------
                                                                   1,569,838
INTERNATIONAL HEDGE - 1.89%
      500 Proshares Ultrashort MSCI EAFE                              44,085
                                                                  ----------
DEVELOPING MARKETS - 6.97%
      300 Builders Emerging Markets 50 ADR Index                       8,193
   11,960 Templeton Developing Markets Fund Class A                  154,043
                                                                  ----------
                                                                     162,236
TOTAL FOR SECURITIES (Cost $1,945,965) - 76.28%                    1,776,159
                                                                  ----------
SHORT TERM INVESTMENTS - 23.83%
  555,004 Federated Prime Obligations Fund 1.00% *
             (cost $555,004)                                         555,004
                                                                  ----------
TOTAL INVESTMENTS (Cost $2,500,969) - 100.11%                      2,331,163
OTHER LIABILITIES LESS ASSETS - (0.11)%                               (2,610)
                                                                  ----------
NET ASSETS - 100.00%                                              $2,328,553
                                                                  ==========



*    Non-income producing securities during the period.



** Variable rate security; the coupon rate shown represents the yield at December 31, 2008



BREAKDOWN BY GENERAL ASSET TYPE  (Unaudited)
(Includes estimated cash positions of mutual funds owned by the Fund)



Cash & Equivalents      29%
Domestic Stock           0%
Foreign Emerging Mkts    7%
Foreign Stock           60%
Other                    4%



BREAKDOWN BY MANAGEMENT STYLE  (Unaudited)
(Does not include cash positions of mutual funds owned by the Fund.)



Cash & Equivalents     23%
Large Cap Blend        48%
Large Cap Growth        2%
Large Cap Value         8%
Mid Cap Blend           9%
Mid Cap Value           8%
International Hedge     2%



The accompanying notes are an integral part of these financial statements.

ALTCAT FUND - Portfolio Valuation 12/31/2008



 SHARES                                                                   VALUE
--------                                                               ----------
ALTERNATIVE CATEGORIES - 20.21%
     200   DJ Wilshire REIT Exchange Traded Fund                       $    8,106
   1,000   First Trust-ISE Revere Natural Gas                              11,780
   5,053   Franklin Natural Resources Fund Class-A                         97,986
  11,231   Live Oak Health Sciences Fund*                                 102,650
   1,300   Powershares DB Commodity Index Track Fund*                      27,547
     600   Powershares Cleantech Portfolio*                                10,884
     200   Prudhoe Bay Royality Trust                                      14,668
   2,149   Vanguard Energy Fund                                            94,837
   1,102   Vanguard Health Care Fund                                      111,824
                                                                       ----------
                                                                          480,282
GLOBAL - 10.21%
   1,170   American Smallcap World Fund Class-F*                           23,990
   7,996   Franklin Mutual Discovery Fund Class-A                         178,305
     800   Market Vectors-Nuclear Energy ETF*                              15,736
     600   SPDR FTSE Macquarie Global Infrastructure 100 ETF               24,594
                                                                       ----------
                                                                          242,625
INTERNATIONAL - 10.07%
     118   Eaton Vance Greater India Fund Class-A                           1,417
   1,500   I-Shares MSCI Australia Index Fund                              21,015
     200   I-Shares MSCI Chile Index Fund                                   5,964
     950   I-Shares MSCI EAFE Index Fund                                   42,617
     900   I-Shares MSCI EAFE Value Index Fund                             36,495
   1,000   I-Shares MSCI Japan Index Fund                                   9,580
   1,000   I-Shares MSCI Malaysia Index Fund                                7,290
   1,000   I-Shares MSCI Singapore Index Fund                               7,050
     200   I-Shares MSCI Spain Index Fund                                   7,566
     250   I-Shares S&P Latin America 40 Index Fund Class-F                 6,368
   3,849   Ivy Pacific Opportunities Fund Class-A                          33,871
   3,620   Matthews Asian Growth & Income Fund                             41,591
     600   WisdomTree International Financial Sector Fund                   6,858
     500   WisdomTree International Utilities Sector Fund                  11,715
                                                                       ----------
                                                                          239,397



 SHARES                                                                   VALUE
--------                                                               ----------
INTERNATIONAL HEDGE - 0.74%
     200   Proshares Ultrashort MSCI EAFE                                  17,634
                                                                       ----------
LARGER COMPANY HEDGE - 0.90%
     300   Proshares Ultrashort S&P 500 Index                              21,282
                                                                       ----------
LARGER COMPANY STOCKS - 10.08%
     300   I-Shares DJ US Basic Materials Sector Fund                      11,127
     800   I-Shares DJ US Health Care Sector Index Fund                    42,952
   1,200   I-Shares DJ US Medical Devices Index Fund                       45,936
     450   I-Shares S&P 500/Barra Value Index Fund                         40,640
     600   I-Shares S&P US Preferred Stock Index Fund                      17,526
   1,054   Muhlenkamp Fund*                                                40,668
   5,839   Neuberger Berman Focus Fund Class-Advisor                       40,695
                                                                       ----------
                                                                          239,544
INTERMEDIATE CORPORATE - 4.40%
  10,000   Pimco Corporate Opportunity Fund                               104,600
                                                                       ----------
SMALLER COMPANY STOCKS - 3.06%
     200   ICU Medical, Inc.*                                               6,628
     750   Ishares Russell 2000 Index Fund                                 36,930
     200   Quality Systems, Inc.                                            8,724
     100   Terra Nitrogen Co., L.P.                                         9,425
   1,200   United Guardian Inc.                                            11,040
                                                                       ----------
                                                                           72,747
DEVELOPING MARKETS - 0.35%
     300   Builders Emergining Markets 50 ADR Index                         8,193
                                                                       ----------
TOTAL FOR SECURITIES (Cost $1,753,196) - 60.02%                         1,426,304
                                                                       ----------
SHORT TERM INVESTMENTS - 39.98%
 949,958   Federated Prime Obligations Fund 1.00% ** (cost $949,958)      949,958
                                                                       ----------
TOTAL INVESTMENTS (Cost $2,703,154) - 100.00%                           2,376,262
OTHER ASSETS LESS LIABILITIES - (0.00)%                                       (93)
                                                                       ----------
NET ASSETS - 100.00%                                                   $2,376,169
                                                                       ==========



*    Non-income producing securities during the period.



** Variable rate security; the coupon rate shown represents the yield at December 31, 2008

BREAKDOWN BY GENERAL ASSET TYPE (Unaudited)
(Includes estimated cash positions of mutual funds owned by the Fund.)



Cash & Equivalents                                    43%
US Large-Cap Stocks                                    8%
US Mid-Cap Stocks                                      0%
Smaller Company Stocks                                 3%
Global Diversified Stocks                              7%
International Diversified Stocks                       9%
Alternative Categories - Sectors, Countries, Hedges   17%
Hedges                                                 2%
Bonds                                                  8%
Other                                                  3%



BREAKDOWN BY MANAGEMENT STYLE (Unaudited)
(Does not include cash positions of mutual funds owned by the Fund.)



Cash & Equivalents                                    40%
Large Cap Blend                                       28%
Large Cap Growth                                       7%
Large Cap Value                                        9%
Mid Cap Blend                                          0%
Mid Cap Growth                                         4%
Mid Cap Value                                          1%
Small Cap Blend                                        2%
Small Cap Growth                                       1%
Small Cap Value                                        0%
Bonds                                                  4%
Hedges                                                 2%
Other                                                  2%



The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED 12/31/2008



                                                       GBF        STBF         LCSF          SCSF          INTF          ACF
                                                    ---------   --------   -----------   -----------   -----------   -----------
Investment Income:
      Dividends (Net of foreign taxes
         withheld $0, $0, $0, $0, $5,049 and
         $836, respectively)                        $  22,964   $  3,087   $    38,041   $     9,786   $    45,485   $    36,225
      Interest                                        167,484     58,466        15,578        14,473        18,112        17,764
                                                    ---------   --------   -----------   -----------   -----------   -----------
   Total Investment Income                            190,448     61,553        53,619        24,259        63,597        53,989
Expenses:
      Advisory Fees (Note 3)                           14,119      6,201        32,107        27,356        32,991        27,990
      Distribution Fees                                 4,052      1,844           446           413         1,378           555
      Transfer Agent and Fund Accounting Fees          10,962      5,785         9,636         8,206         9,617         8,452
      Administrative Fees                               4,799      2,042         4,398         3,749         4,596         3,829
      Audit Fees                                        7,236      3,736         6,383         5,417         6,363         5,365
      Legal Fees                                        3,879      1,891         3,450         2,931         3,492         2,873
      Custody Fees                                      3,313      2,039         3,189         2,897         3,337         2,816
      Pricing Fees                                      1,820        932         1,622         1,380         1,642         1,348
      Insurance Fees                                    2,558        900         2,467         2,108         2,740         1,898
      Compliance Fees                                   3,070      1,089         2,900         2,480         3,154         2,299
      Director's Fees                                   1,450        931         1,315         1,116         1,235         1,153
      Other                                               227        787         1,058         2,402         2,164         1,360
                                                    ---------   --------   -----------   -----------   -----------   -----------
         Total Expenses                                57,485     28,177        68,971        60,455        72,709        59,938
                                                    ---------   --------   -----------   -----------   -----------   -----------
Net Investment Income                                 132,963     33,376       (15,352)      (36,196)       (9,112)       (5,949)
                                                    ---------   --------   -----------   -----------   -----------   -----------
Realized and Unrealized Gain (Loss) on
   Investments:
   Realized Gain (Loss) on Investments               (135,612)     4,398      (123,645)     (352,737)       232,392      179,668
   Net Change in Unrealized Appreciation
      (Depreciation) on Investments                  (128,218)   (23,238)   (1,273,160)     (884,773)   (2,137,943)   (1,356,215)
                                                    ---------   --------   -----------   -----------   -----------   -----------
Net Realized and Unrealized Gain (Loss) on
   Investments                                       (263,830)   (18,840)   (1,396,805)   (1,237,510)   (1,905,551)   (1,176,547)
                                                    ---------   --------   -----------   -----------   -----------   -----------
Net Increase (Decrease) in Net Assets Resulting
   from Operations                                  $(130,867)  $ 14,536   $(1,412,157)  $(1,273,706)  $(1,914,663)  $(1,182,496)
                                                    ---------   --------   -----------   -----------   -----------   -----------



The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGE IN NET ASSETS
Twelve Months Ended December 31, 2008 and Year Ended December 31, 2007



                                    GBF                     STBF                     LCSF
                         ------------------------  ----------------------  -----------------------
                          2/31/2008    12/31/2007   2/31/2008  12/31/2007   12/31/2008  12/31/2007
                         -----------  -----------  ----------  ----------  -----------  ----------
Increase in Net
   Assets From
   Operations:
   Net Investment
      Income             $   132,963  $   111,725  $   33,376  $   45,678  $   (15,352)  $ (26,466)
      Net Realized
         (Loss) on
         Investments        (135,612)        (142)     (4,398)         64     (123,645)     322,187
      Net Change in
         Unrealized
         Appreciation/
         (Depreciation)
         on Investments     (128,218)      28,850     (23,238)     13,306   (1,273,160)   (136,717)
                         -----------  -----------  ----------  ----------  -----------  ----------
      Net Increase/
         (Decrease) in
         Net Assets
         Resulting from
         Operations         (130,867)     140,433      14,536      59,048   (1,412,157)    159,004
Distributions to
   Shareholders from:
      Net Investment
         Income             (118,710)    (127,201)    (28,225)    (47,553)          --          --
      Realized Gains              --           --      (8,845)         --           --    (300,952)
                         -----------  -----------  ----------  ----------  -----------  ----------
      Net Change in Net
         Assets from
         Distributions      (118,710)    (127,201)    (37,070)    (47,553)          --    (300,952)
Capital Share
   Transactions:
      Proceeds from
         Sale of Shares    1,811,916      204,710   2,664,207     537,049      135,144     228,775
      Shares Issued on
         Reinvestment
         of Dividends        118,402      126,653      36,983      47,164           --     299,838
      Cost of Shares
         Redeemed         (2,035,120)  (1,035,503)   (347,351)   (731,131)    (532,585)   (452,611)
                         -----------  -----------  ----------  ----------  -----------  ----------
      Net Increase from
         Shareholder
         Activity           (104,802)    (704,140)  2,353,839    (146,918)    (397,441)     76,002
Net Assets:
      Net Increase/
         (Decrease) in
         Net Assets         (354,379)    (690,908)  2,331,305    (135,423)  (1,809,598)    (65,946)
      Beginning of
         Period            2,998,001    3,688,909   1,358,946   1,494,369    4,422,315   4,488,261
                         -----------  -----------  ----------  ----------  -----------  ----------
   End of Period
      (Including
      Accumulated
      Undistributed
      Net Investment
      Income)            $ 2,643,622  $ 2,998,001  $3,690,251  $1,358,946  $ 2,612,717  $4,422,315
                         -----------  -----------  ----------  ----------  -----------  ----------
Accumulated
   Undistributed Net
   Investment Income/
   (Loss)                $    31,382  $    20,128  $    5,474  $    9,167  $  (189,969)  $(174,617)
                         ===========  ===========  ==========  ==========  ===========   =========

                                   SCSF                     INTF                     ACF
                         -----------------------  -----------------------  -----------------------
                          12/31/2008  12/31/2007   12/31/2008  12/31/2007   12/31/2008  12/31/2007
                         -----------  ----------  -----------  ----------  -----------  ----------
Increase in Net
   Assets From
   Operations:
   Net Investment
      Income             $   (36,196) $  (45,204) $    (9,112) $   28,248  $    (5,949) $   (2,888)
      Net Realized
         (Loss) on
         Investments        (352,737)    656,237      232,392     529,605      179,668     226,568
      Net Change in
         Unrealized
         Appreciation/
         (Depreciation)
         on Investments     (884,773)   (737,496)  (2,137,943)    239,671   (1,356,215)    229,177
                         -----------  ----------  -----------  ----------  -----------  ----------
      Net Increase/
         (Decrease) in
         Net Assets
         Resulting from
         Operations       (1,273,706)   (126,463)  (1,914,663)    797,524   (1,182,496)    452,857
Distributions to
   Shareholders from:
      Net Investment
         Income                   --    (148,801)          --     (84,666)          --     (40,330)
      Realized Gains              --    (462,063)    (232,133)   (473,227)    (179,506)   (182,573)
                         -----------  ----------  -----------  ----------  -----------  ----------
      Net Change in Net
         Assets from
         Distributions            --    (610,864)    (232,133)   (557,893)    (179,506)   (222,903)
Capital Share
   Transactions:
      Proceeds from
         Sale of Shares       45,891     141,223       87,048     365,780      252,140     557,395
      Shares Issued on
         Reinvestment
         of Dividends             --     608,408      230,867     555,623      178,635     221,847
      Cost of Shares
         Redeemed           (626,092)   (821,415)  (1,680,066)   (702,035)    (514,339)   (282,489)
                         -----------  ----------  -----------  ----------  -----------  ----------
      Net Increase from
         Shareholder
         Activity           (580,201)    (71,784)  (1,362,151)    219,368      (83,564)    496,753
Net Assets:
      Net Increase/
         (Decrease) in
         Net Assets       (1,853,907)   (809,111)  (3,508,947)    458,999   (1,445,566)   726,707
      Beginning of
         Period            4,041,800   4,850,911    5,837,500   5,378,501    3,821,735  3,095,028
                         -----------  ----------  -----------  ----------  -----------  ----------
   End of Period
      (Including
      Accumulated
      Undistributed
      Net Investment
      Income)            $ 2,187,893  $4,041,800  $ 2,328,553  $5,837,500  $ 2,376,169  $3,821,735
                         -----------  ----------  -----------  ----------  -----------  ----------
Accumulated
   Undistributed Net
   Investment Income/
   (Loss)                $  (292,945) $ (256,748) $   (66,752) $  (57,639) $   (66,815) $  (60,866)
                         ===========  ==========  ===========  ==========  ===========  ==========



The accompanying notes are an integral part of these financial statements.

SUPPLEMENTARY INFORMATION -- SELECTED PER SHARE DATA AND RATIOS
PERIOD FROM JANUARY 1, 2004 THROUGH DECEMBER 31, 2008



GENERAL BOND FUND



                                                                   Years Ended
                                          -------------------------------------------------------------
                                            12/31/
                                            2008      12/31/2007   12/31/2006   12/31/2005   12/31/2004
                                          ---------   ----------   ----------   ----------   ----------
Net Asset Value, at Beginning of Period    $ 10.14     $10.11       $10.06       $10.45       $10.75
                                           -------     ------       ------       ------       ------
Income From Investment Operations:
   Net Investment Income *                    0.33       0.35         0.35         0.35         0.31
   Net Gain (Loss) on Securities
      (Realized and Unrealized)              (0.51)      0.10         0.01        (0.34)       (0.25)
                                           -------     ------       ------       ------       ------
      Total from Investment Operations       (0.18)      0.45         0.36         0.01         0.06
Distributions:
   From Net Investment Income                (0.31)     (0.42)       (0.31)       (0.40)       (0.36)
   From Net Realized Gain                       --         --           --           --           --
                                           -------     ------       ------       ------       ------
      Total from Distributions               (0.31)     (0.42)       (0.31)       (0.40)       (0.36)
Net Asset Value, at End of Period          $  9.65     $10.14       $10.11       $10.06       $10.45
                                           -------     ------       ------       ------       ------
Total Return **                              (1.74)%     4.53%        3.73%        0.11%        0.50%
Ratios/Supplemental Data:
   Net Assets at End
       of Period (Thousands)               $ 2,644     $2,998       $3,688       $1,791       $2,364
      Ratio of Expenses to Average
       Net Assets                             1.44%      1.56%        1.33%        1.31%        1.60%
      Ratio of Net Investment Income
       (Loss) to Average Net Assets           3.32%      3.48%        3.47%        3.40%        2.88%
   Portfolio Turnover                       103.60%     30.22%       40.48%       17.84%       31.80%
   Such Ratios are After Effect of
      Expenses Waived                           --         --       $ 0.01       $ 0.02          --



* Per share net investment income has been determined on the basis of average shares outstanding during the period.



** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.



SHORT TERM BOND FUND



                                                                  Years Ended
                                          ------------------------------------------------------------
                                           12/31/
                                            2008     12/31/2007   12/31/2006   12/31/2005   12/31/2004
                                          --------   ----------   ----------   ----------   ----------
Net Asset Value, at Beginning of Period   $  9.38      $ 9.30       $ 9.21       $ 9.40       $ 9.85
                                          -------      ------       ------       ------       ------
Income From Investment Operations:
   Net Investment Income *                   0.17        0.31         0.28         0.24         0.24
   Net Gain (Loss) on Securities
      (Realized and Unrealized)             (0.15)       0.10         0.04        (0.23)       (0.26)
                                          -------      ------       ------       ------       ------
      Total from Investment Operations       0.02        0.41         0.32         0.01        (0.02)
Distributions:
   From Net Investment Income               (0.19)      (0.33)       (0.23)       (0.20)       (0.31)
   From Net Realized Gain                      --          --           --           --        (0.12)
                                          -------      ------       ------       ------       ------
      Total from Distributions              (0.19)      (0.33)       (0.23)       (0.20)       (0.43)
Net Asset Value, at End of Period         $  9.21      $ 9.38       $ 9.30       $ 9.21       $ 9.40
                                          -------      ------       ------       ------       ------
Total Return **                              0.19%       4.41%        3.50%        0.07%       (0.14)%
Ratios/Supplemental Data:
   Net Assets at End
      of Period (Thousands)               $ 3,690      $1,358       $1,494       $  983       $  602
      Ratio of Expenses to Average
       Net Assets                            1.58%       1.41%        1.12%        1.02%        1.53%
      Ratio of Net Investment Income
       (Loss) to Average Net Assets          1.87%       3.33%        3.04%        2.60%        2.49%
   Portfolio Turnover                      115.00%      41.49%       11.79%       48.02%       86.65%
   Such Ratios are After Effect of
      Expenses Waived                          --          --       $ 0.01       $ 0.03           --



* Per share net investment income has been determined on the basis of average shares outstanding during the period.



** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.

LARGER COMPANY STOCK FUND



                                                                 Years Ended
                                          ------------------------------------------------------------
                                           12/31/
                                            2008     12/31/2007   12/31/2006   12/31/2005   12/31/2004
                                          -------    ----------   ----------   ----------   ----------
Net Asset Value, at Beginning of Period   $ 13.56      $14.05       $13.14       $12.67       $11.45
                                          -------      ------       ------       ------       ------
Income From Investment Operations:
   Net Investment Income *                  (0.05)      (0.09)       (0.08)       (0.12)       (0.11)
   Net Gain (Loss) on Securities
      (Realized and Unrealized)             (4.48)       0.59         1.32         0.59         1.33
                                          -------      ------       ------       ------       ------
      Total from Investment Operations      (4.53)       0.50         1.24         0.47         1.22
Distributions:
   From Net Investment Income                  --          --           --           --           --
   From Net Realized Gain                      --       (0.99)       (0.33)          --           --
                                          -------      ------       ------       ------       ------
     Total from Distributions                  --       (0.99)       (0.33)          --           --
Net Asset Value, at End of Period         $  9.03      $13.56       $14.05       $13.14       $12.67
                                          -------      ------       ------       ------       ------
Total Return **                            (33.41)%      3.57%        9.44%        3.69%       10.65%
Ratios/Supplemental Data:
   Net Assets at End
      of Period (Thousands)               $ 2,613      $4,422       $4,488       $4,786       $5,014
      Ratio of Expenses to Average
       Net Assets                            1.91%       1.90%        1.84%        1.97%        1.94%
      Ratio of Net Investment Income
       (Loss) to Average Net Assets         (0.42)%     (0.59)%      (0.56)%      (0.94)%      (0.92)%
   Portfolio Turnover                       15.99%      36.83%       22.95%       14.00%       35.19%
   Such Ratios are After Effect of
      Expenses Waived                          --          --           --           --           --



* Per share net investment income has been determined on the basis of average shares outstanding during the period.



** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.



SMALLER COMPANY STOCK FUND



                                                                Years Ended
                                          ------------------------------------------------------------
                                           12/31/
                                            2008     12/31/2007   12/31/2006   12/31/2005   12/31/2004
                                          -------    ----------   ----------   ----------   ----------
Net Asset Value, at Beginning of Period   $ 11.38      $13.87       $14.85       $15.43       $14.53
                                          -------      ------       ------       ------       ------
Income From Investment Operations:
   Net Investment Income *                  (0.11)      (0.14)       (0.17)       (0.23)       (0.26)
   Net Gain (Loss) on Securities
      (Realized and Unrealized)             (3.86)      (0.33)        2.26         1.04         2.10
                                          -------      ------       ------       ------       ------
      Total from Investment Operations      (3.97)      (0.47)        2.09         0.81         1.84
Distributions:
   From Net Investment Income                  --          --           --           --           --
   From Net Realized Gain                      --       (2.02)       (3.07)       (1.39)       (0.94)
                                          -------      ------       ------       ------       ------
      Total from Distributions                 --       (2.02)       (3.07)       (1.39)       (0.94)
Net Asset Value, at End of Period         $  7.41      $11.38       $13.87       $14.85       $15.43
                                          -------      ------       ------       ------       ------
Total Return **                            (34.89)%     (3.40)%      14.22%        5.22%       12.69%
Ratios/Supplemental Data:
   Net Assets at End
      of Period (Thousands)               $ 2,188      $4,041       $4,850       $5,026       $5,551
      Ratio of Expenses to Average
          Net Assets                         1.96%       1.92%        1.83%        1.96%        1.94%
      Ratio of Net Investment Income
       (Loss) to Average Net Assets         (1.17)%     (0.98)%      (1.06)%      (1.50)%      (1.73)%
   Portfolio Turnover                       16.27%      40.26%       37.46%       23.04%       33.58%
   Such Ratios are After Effect of
      Expenses Waived                          --          --           --           --           --



* Per share net investment income has been determined on the basis of average shares outstanding during the period.



** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.

INTERNATIONAL FUND



                                                                Years Ended
                                          ------------------------------------------------------------
                                           12/31/
                                           2008      12/31/2007   12/31/2006   12/31/2005   12/31/2004
                                          -------    ----------   ----------   ----------   ----------
Net Asset Value, at Beginning of Period   $ 16.33      $15.62       $13.54       $11.59       $ 9.74
                                          -------      ------       ------       ------       ------
Income From Investment Operations:
   Net Investment Income *                  (0.03)       0.09        (0.01)       (0.04)       (0.06)
   Net Gain (Loss) on Securities
      (Realized and Unrealized)             (6.64)       2.35         2.90         1.99         1.91
                                          -------      ------       ------       ------       ------
      Total from Investment Operations      (6.67)       2.44         2.89         1.95         1.85
Distributions:
   From Net Investment Income                  --       (0.09)          --           --           --
   From Net Realized Gain                   (0.96)      (1.64)       (0.81)          --           --
                                          -------      ------       ------       ------       ------
      Total from Distributions              (0.96)      (1.73)       (0.81)          --           --
Net Asset Value, at End of Period         $  8.70      $16.33       $15.62       $13.54       $11.59
                                          -------      ------       ------       ------       ------
Total Return **                            (40.82)%     15.63%       21.38%       16.82%       18.96%
Ratios/Supplemental Data:
   Net Assets at End
      of Period (Thousands)               $ 2,329      $5,837       $5,378       $4,750       $4,033
      Ratio of Expenses to Average
         Net Assets                          1.96%       1.92%        1.86%        1.99%        1.96%
      Ratio of Net Investment Income
          (Loss) to Average Net Assets      (0.25)%      0.51%       (0.06)%      (0.34)%      (0.63)%
   Portfolio Turnover                       21.47%      18.46%       15.66%       16.23%       16.99%
   Such Ratios are After Effect of
      Expenses Waived                          --          --           --           --            --



* Per share net investment income has been determined on the basis of average shares outstanding during the period.



** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.



ALTCAT FUND



                                                                   Years Ended
                                            ------------------------------------------------------------
                                             12/31/
                                             2008      12/31/2007   12/31/2006   12/31/2005   12/31/2004
                                            -------    ----------   ----------   ----------   ----------
Net Asset Value, at Beginning of Period     $ 15.58      $14.46       $14.28       $13.25        $11.77
                                            -------      ------       ------       ------        ------
Income From Investment Operations:
   Net Investment Income *                    (0.03)      (0.01)       (0.08)       (0.13)        (0.14)
   Net Gain (Loss) on Securities
      (Realized and Unrealized)               (5.01)       2.09         1.75         1.70          1.62
                                            -------      ------       ------       ------        ------
         Total from Investment Operations     (5.04)       2.08         1.67         1.57          1.48
Distributions:
   From Net Investment Income                    --          --           --           --            --
   From Net Realized Gain                     (0.80)      (0.96)       (1.49)       (0.54)           --
                                            -------      ------       ------       ------        ------
      Total from Distributions                (0.80)      (0.96)       (1.49)       (0.54)           --
Net Asset Value, at End of Period           $  9.74      $15.58       $14.46       $14.28        $13.25
                                            -------      ------       ------       ------        ------
Total Return **                              (32.37)%     14.45%       11.65%       11.91%        12.55%
Ratios/Supplemental Data:
   Net Assets at End
      of Period (Thousands)                 $ 2,376      $3,821       $3,095       $3,445        $2,955
      Ratio of Expenses to Average
         Net Assets                            1.90%       1.91%        1.89%        2.01%         2.01%
      Ratio of Net Investment Income
         (Loss) to Average Net Assets         (0.19)%     (0.08)%      (0.55)%      (0.94)%       (1.18)%
   Portfolio Turnover                         32.95%      19.88%       11.08%       35.48%        28.35%
   Such Ratios are After Effect of
      Expenses Waived                            --          --           --           --            --



* Per share net investment income has been determined on the basis of average shares outstanding during the period.



** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.

                             STAAR INVESTMENT TRUST



                          NOTES TO FINANCIAL STATEMENTS



                                DECEMBER 31, 2008



NOTE 1 - ORGANIZATION AND PURPOSE



STAAR Investment Trust (the Trust) was organized as a Pennsylvania business trust under applicable statutes of the Commonwealth of Pennsylvania. It was formed on February 28, 1996 and became effective March 19, 1996. The name was changed to STAAR Investment Trust in September 1998. The Trust is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (effective May 28, 1997) as a non-diversified, open-end management investment company.



The Trust consists of six separate series portfolios (funds). The funds are organized in such a manner that each fund corresponds to a standard asset allocation category, with the exception of the Alternative Categories Fund, which is a flexibly managed fund that may invest in assets not included in the other funds. The Funds are:



     STAAR General Bond Fund (GBF)
     STAAR Short Term Bond Fund (STBF)
     STAAR Larger Company Stock Fund (LCSF)
     STAAR Smaller Company Stock Fund (SCSF)
     STAAR International Fund (INTF)
     STAAR Alternative Categories Fund (ACF)



Each fund is managed separately and has its own investment objectives and strategies in keeping with the asset allocation category for which it is named. Each fund may invest in other open-end funds (mutual funds), exchange-traded funds (ETFs), closed-end funds and individual securities.



NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES



The following is a summary of significant accounting policies employed by the Fund in preparing its financial statements:



     Security Valuation- Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor in conformity with guidelines adopted by and subject to review of the Board of Trustees. The Board has adopted guidelines for good faith pricing, and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board of Trustees.



     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.



In accordance with the Trust's good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.



Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general econcomic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon the actual sale of those investments.

                                December 31, 2008



Share Valuation- The price (net asset value) of the shares of the Fund is normally determined as of 4:00 p.m., Eastern time on each day the Fund is open for business and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The Fund is normally open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.



In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157 "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. In accordance with SFAS No. 157, fair value is defined as the price that would be received by the Fund upon selling an asset or paid by the Fund to transfer a liability in an orderly transaction between market participants at the measurement date. In the absence of a principal market for the asset or liability, the assumption is that the transaction occurs on the most advantageous market for the asset or liability. SFAS No. 157 established a three-tier fair value hierarchy that prioritizes the assumptions, also known as "inputs", to valuation techniques used by market participants to measure fair value. The term "inputs" refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The valuation techniques used to measure fair value should maximize the use of observable inputs and minimize the use of unobservable inputs. The three-tier hierarchy of inputs is summarized in three levels with the highest priority given to Level 1 and the lowest priority given to Level 3: Level 1 - quoted prices in active markets for identical securities, Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) and Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund's assets carried at fair value:



GBF                                              Investments    Other Financial
Valuation Inputs:                               In Securities     Instruments
-----------------                               -------------   ----------------
Level 1 - Quoted Prices                             $--           $       --
Level 2 - Significant Other Observable Inputs        --            2,631,268
Level 3 - Significant Unobservable Inputs            --                   --
                                                    ---           ----------
Total                                               $--          $ 2,631,268



STBF                                             Investments    Other Financial
Valuation Inputs:                               In Securities     Instruments
-----------------                               -------------   ----------------
Level 1 - Quoted Prices                             $--            $      --
Level 2 - Significant Other Observable Inputs        --             3,683,390
Level 3 - Significant Unobservable Inputs            --                    --
                                                    ---            ----------
Total                                               $--            $3,683,390



LCSF                                              Investments   Other Financial
Valuation Inputs:                               In Securities     Instruments
-----------------                               -------------   ----------------
Level 1 - Quoted Prices                           $2,613,832          $--
Level 2 - Significant Other Observable Inputs             --           --
Level 3 - Significant Unobservable Inputs                 --           --
                                                  ----------          ---
Total                                             $2,613,832          $--



SCSF                                             Investments    Other Financial
Valuation Inputs:                               In Securities     Instruments
-----------------                               -------------   ----------------
Level 1 - Quoted Prices                           $2,188,941          $--
Level 2 - Significant Other Observable Inputs             --           --
Level 3 - Significant Unobservable Inputs                 --           --
                                                  ----------          ---
Total                                             $2,188,941          $--



INTF                                             Investments    Other Financial
Valuation Inputs:                               In Securities     Instruments
-----------------                               -------------   ----------------
Level 1 - Quoted Prices                           $2,331,163          $--
Level 2 - Significant Other Observable Inputs             --           --
Level 3 - Significant Unobservable Inputs                 --           --
                                                  ----------          ---
Total                                             $2,331,163          $--
                                                  ----------          ---

                                December 31, 2008



ACF                                              Investments    Other Financial
Valuation Inputs:                               In Securities     Instruments
-----------------                               -------------   ----------------
Level 1 - Quoted Prices                          $2,376,262           $--
Level 2 - Significant Other Observable Inputs            --            --
Level 3 - Significant Unobservable Inputs                --            --
                                                 ----------           ---
Total                                            $2,376,262           $--
                                                 ----------           ---



Security Transaction Timing- Security transactions are recorded on the dates transactions are entered into (the trade dates). Dividend income and distributions to shareholders are recognized on the ex-dividend date. Interest income is recognized on an accrual basis. The Fund uses the identified cost basis in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Withholding taxes on foreign dividends are provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.



Income Taxes- The Fund intends to continue to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains. It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income.



Distributions to Shareholders- The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on ex-dividend date.



Use of Estimates- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.



Other- Generally accepted accounting principles require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid in capital.



NOTE 3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES



In 2006, the Board of Trustees approved a management agreement (the "Management Agreement") with the Advisor to furnish investment advisory and management services to the Fund. The Board extended the Management Agreement in 2007 and in 2008 for the period of April 1, 2008 to March 31, 2009. The 2008 extension provides that the Fund will pay the Advisor a monthly fee based on the Fund's average daily net assets at the annual rate of 0.35% for the STBF, 0.35% for the GBF, and 0.90% for all other portfolios.



The president of the investment Advisor is the organizer of the Trust. The Management Agreement provides for an expense reimbursement from the investment Advisor if the Trust's total expense for any series (Fund), exclusive of taxes, interest, cost of portfolio acquisitions and dispositions and extraordinary expenses, for any fiscal year, exceeded the level of expenses which such series is permitted to bear under the most restrictive expense limitation imposed on open-ended investment companies by any state in which shares of such series are then qualified. The Management Agreement also stipulates that all organizational expenses of the Trust were paid by the investment Advisor as well as certain marketing, legal, accounting, transfer agent, and custodial services for the first two years. Such costs continued to be absorbed by the investment Advisor through December 31, 2001, except for marketing and certain other costs associated with the sale and distribution of shares.



Effective January 1, 2002, the Trust began paying certain operating expenses including custodian, registration, legal and auditing fees, and printing and insurance expenses, and a portion of bookkeeping fees. Remaining bookkeeping fees continued to be absorbed by the investment advisor.



Effective September 1, 1998, the Trust's shareholders approved a 12b-1arrangement, which provides commission payments to broker/dealers who refer investors who become shareholders in STAAR Investment Trust. This arrangement remained in effect through August 1, 2001 when a new 12b-1 arrangement, discussed below was implemented and which includes these fees. The commission structure under this arrangement is .5% for bond funds and 1.0% for stock funds for the first 12 months from date of purchase and .15% for bond funds and .25% for stock funds thereafter. Commissions were calculated based on fair market values and were payable monthly in the first 12 months and quarterly thereafter. For the period May through December 2000, 12b-1 commission expenses were also absorbed by the investment advisor. Subsequent to December 31, 2000, the investment Advisor no longer absorbed 12b-1 fees.

                                December 31, 2008



Certain affilitated persons holding shares in the six portfolios purchased such shares at net asset value at respective dates of purchase. Those affiliated persons held aggregate investments in the respective funds as of December 31, 2008, as follows:



                                                                                            SHARES OWNED
                                                                            ---------------------------------------------
Affiliates                                                                   GBF    STBF   LCSF    SCSF    INTF     ACF
----------                                                                  -----  -----  ------  ------  ------  -------
J. Andre Weisbroad, Trustee, Interested Director, Chairman, & Family        4,581  6,277  15,067  14,631  14,684   22,296
Jeffrey A. Dewhirst, Trustee, Independent Director, Secretary, & Family     2,043    209     119     141     157      619
Richard Levkoy, Trustee, Independent Director, Chairman of Audit Committee     --     --      --      --      --       --
Thomas J. Smith, Trustee, Independent Director                                 --     --      --      --      --       --
Employees                                                                      --     --      --   2,516      --       --
Other Affiliated Persons                                                       --     --      --      --      --       --
                                                                            -----  -----  ------  ------  ------   ------
Total No. Shares                                                            6,625  6,487  15,186  17,288  14,841   22,915
                                                                            =====  =====  ======  ======  ======   ======



                                                                                       DECEMBER 31, 2008 VALUE OF SHARES OWNED
                                                                            --------------------------------------------------------
Affiliates                                                                   GBF       STBF     LCSF      SCSF      INTF      ACF
----------                                                                  -------  -------  --------  --------  --------  --------
J. Andre Weisbroad, Trustee, Interested Director, Chairman, & Family        $44,210  $57,815  $136,052  $108,415  $127,750  $217,166
Jeffrey A. Dewhirst, Trustee, Independent Director, Secretary, & Family      19,717    1,926     1,073     1,047     1,365     6,029
Richard Levkoy, Trustee, Independent Director, Chairman of Audit Committee       --       --        --        --        --        --
Thomas J. Smith, Trustee, Independent Director                                   --       --        --        --        --        --
Employees                                                                        --       --        --    18,643        --        --
Other Affiliated Persons                                                         --       --        --        --        --        --
                                                                            -------  -------  --------  --------  --------  --------
Total No. Shares                                                            $63,927  $59,741  $137,125  $128,105  $129,116  $223,195
                                                                            =======  =======  ========  ========  ========  ========


NOTE 4. CAPITAL SHARE TRANSACTIONS



The Fund is authorized to issue an unlimited number of shares of separate series. Paid in capital at December 31, 2008 was $2,848,334 representing 273,961 shares outstanding for the GBF, $3,707,822 representing 400,701 shares outstanding for the STBF, $3,333,590 representing 289,430 shares outstanding for the LCSF, $3,620,640 representing 295,390 shares outstanding for the SCSF, $2,564,852 representing 267,719 shares outstanding for the INTF, $2,769,714 representing 243,898 shares outstanding for the ACF. Transactions in capital shares were as follows:



                                               GBF       STBF      LCSF      SCSF       INTF       ACF
                                             --------   -------   -------   -------   --------   -------
Sale of Shares                                178,263   289,330    13,271     4,559      5,969    19,421
Shares Issued on Reinvestment of Dividends     12,123     3,999        --        --     26,567    18,359
Shares Redeemed                              (211,944)  (37,571)  (50,016)    (64,4)  (122,217)  (39,206)
Net Increase/(Decrease)                       (21,558)  255,758   (36,745)  (59,907)   (89,681)   (1,426)



NOTE 5. INVESTMENT TRANSACTIONS



For the year ended December 31, 2008, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $3,360,462 and $3,248,993 for the GBF, $1,945,576 and $1,290,000 for
the STBF, $477,713 and $1,164,080 for the LCSF, $407,971 and $1,310,625 for the
SCSF, $638,257 and $2,195,566 for the INTF, $814,844 and $1,327,031 for the ACF,
respectively.



NOTE 6. TAX MATTERS



At December 31, 2008, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) are as follows:



GBF



Appreciation   Depreciation   Net Appreciation(Depreciation)
------------   ------------   ------------------------------
   $25,223      $(119,506)               $(94,283)



STBF



Appreciation   Depreciation   Net Appreciation(Depreciation)
------------   ------------   ------------------------------
   $12,923      $(31,203)                $(18,280)



LCSF



Appreciation   Depreciation   Net Appreciation(Depreciation)
------------   ------------   ------------------------------
  $164,280      $(571,539)              $(407,259)

At December 31, 2008, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) are as follows:



    SCSF
Appreciation   Depreciation   Net Appreciation(Depreciation)
------------   ------------   ------------------------------
   $45,438      $(832,504)              $(787,066)



    INTF
Appreciation   Depreciation   Net Appreciation(Depreciation)
------------   ------------   ------------------------------
  $189,764      $(359,570)              $(169,806)



     ACF
Appreciation   Depreciation   Net Appreciation(Depreciation)
------------   ------------   ------------------------------
   $95,387      $(422,279)              $(326,892)



As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:



GBF                                        Value
---                                      ---------
Undistributed ordinary income            $  31,382
Undistributed long-term capital loss      (141,811)
Unrealized depreciation on investments     (94,283)
                                         ---------



STBF                                       Value
----                                     ---------
Undistributed ordinary income            $   5,474
Undistributed long-term capital loss        (4,765)
Unrealized depreciation on investments     (18,280)
                                         ---------



LCSF                                       Value
----                                     ---------
Undistributed ordinary loss              $(189,969)
Undistributed long-term capital loss      (123,645)
Unrealized depreciation on investments    (407,259)
                                         ---------



SCSF                                       Value
----                                     ---------
Undistributed ordinary loss              $(292,945)
Undistributed long-term capital loss      (352,736)
Unrealized depreciation on investments    (787,066)
                                         ---------



INTF                                       Value
----                                     ---------
Undistributed ordinary loss              $ (66,752)
Undistributed long-term capital gain           259
Unrealized depreciation on investments    (169,806)
                                         ---------



ACF                                        Value
---                                      ---------
Undistributed ordinary loss              $ (66,815)
Undistributed long-term capital gain           162
Unrealized depreciation on investments    (326,892)
                                         ---------



Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain/loss. Undistributed net investment income and accumulated undistributed net realized gain/loss on investment transactions may include temporary book and tax differences which reverse in subsequent periods. Any taxable income or gain remaining at fiscal year end is distributed in the following year.



The tax-basis components of distributions paid in 2008 are as follows:



                            GBF *      STBF      INTF        ACF
                          --------   -------   --------   --------
Ordinary Income           $118,710   $28,225   $     --   $     --
Long-Term Capital Gains         --        --    232,133    179,506
Return of Capital               --     8,845         --         --
                          --------   -------   --------   --------
Total                     $118,710   $37,070   $232,133   $179,506
                          ========   =======   ========   ========



*    Also See Note 7.

As of December 31, 2008, the following net capital loss carryforwards existed for federal income tax purposes:



Year Expiring      GBF      STBF      LCSF       SCSF
-------------   --------   ------   --------   --------
2012            $  3,821   $   --   $     --   $     --
2013               1,524    4,765         --         --
2014                 711       --         --         --
2015                 142       --         --         --
2016             135,613       --    123,645    352,736
                --------   ------   --------   --------
Total           $141,811   $4,765   $123,645   $352,736
                ========   ======   ========   ========



The above capital loss caryforwards may be used to offset capital gains realized during subsequent years and thereby relieve the Trust and its shareholders of any federal income tax liability with respect to the capital gains that are so offset. The Trust will not make distributions from capital gains while a capital loss carryforward remains.



NOTE 7. SUBSEQUENT EVENT



An additional distribution to GBF shareholders of record on December 31, 2008 aggregating $8,708 ($0.0325 per share) was declared and paid on March 2, 2009.



                      END OF NOTES TO FINANCIAL STATEMENTS



EXPENSE ILLUSTRATION
DECEMBER 31, 2008 (UNAUDITED)



                                 EXPENSE EXAMPLE



As a shareholder of the STAAR Investment Trust, you incur ongoing costs which consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.



The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2008 through June 30, 2008.



                                 ACTUAL EXPENSES



The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.



                  HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES



The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.



                                        GENERAL BOND
                             ---------------------------------
                                                                             EXPENSES
                               BEGINNING           ENDING                  PAID DURING
                             ACCOUNT VALUE     ACCOUNT VALUE               THE PERIOD*
                              July 1, 2008   December 31, 2008   July 1, 2008 to December 31, 2008
                             -------------   -----------------   ---------------------------------
Actual                         $1,000.00         $  987.94                    $7.42
Hypothetical (5% Annual
   Return before expenses)     $1,000.00         $1,017.74                    $7.53



* Expenses are equal to the Fund's annualized expense ratio of 1.48%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                      SHORT-TERM BOND
                             ---------------------------------
                                                                             EXPENSES
                               BEGINNING           ENDING                  PAID DURING
                             ACCOUNT VALUE     ACCOUNT VALUE               THE PERIOD*
                              July 1, 2008   December 31, 2008   July 1, 2008 to December 31, 2008
                             -------------   -----------------   ---------------------------------
Actual                         $1,000.00         $  999.96                    $7.31
Hypothetical (5% Annual
   Return before expenses)     $1,000.00         $1,017.90                    $7.38



* Expenses are equal to the Fund's annualized expense ratio of 1.45%, multiplied by the average account value over the period, multiplied by 184/365(to reflect the one-half year period).



                                       LARGER COMPANY
                             ---------------------------------
                                                                             EXPENSES
                               BEGINNING           ENDING                  PAID DURING
                             ACCOUNT VALUE     ACCOUNT VALUE               THE PERIOD*
                              July 1, 2008   December 31, 2008   July 1, 2008 to December 31, 2008
                             -------------   -----------------   ---------------------------------
Actual                         $1,000.00         $  665.93                    $8.02
Hypothetical (5% Annual
   Return before expenses)     $1,000.00         $1,015.58                    $9.70



* Expenses are equal to the Fund's annualized expense ratio of 1.91%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).



                                      SMALLER COMPANY
                             ---------------------------------
                                                                             EXPENSES
                               BEGINNING           ENDING                  PAID DURING
                             ACCOUNT VALUE     ACCOUNT VALUE               THE PERIOD*
                              July 1, 2008   December 31, 2008   July 1, 2008 to December 31, 2008
                             -------------   -----------------   ---------------------------------
Actual                         $1,000.00         $  715.67                    $ 8.74
Hypothetical (5% Annual
   Return before expenses)     $1,000.00         $1,015.02                    $10.26



* Expenses are equal to the Fund's annualized expense ratio of 2.02%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).



                                       INTERNATIONAL
                             ---------------------------------
                                                                             EXPENSES
                               BEGINNING           ENDING                  PAID DURING
                             ACCOUNT VALUE     ACCOUNT VALUE               THE PERIOD*
                              July 1, 2008   December 31, 2008   July 1,2008 to December 31,2008
                             -------------   -----------------   -------------------------------
Actual                         $1,000.00         $  669.85                    $ 8.33
Hypothetical (5% Annual
   Return before expenses)     $1,000.00         $1,015.22                    $10.06



* Expenses are equal to the Fund's annualized expense ratio of 1.98%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).



                                       ALTERNATIVE
                             ---------------------------------
                                                                             EXPENSES
                               BEGINNING           ENDING                  PAID DURING
                             ACCOUNT VALUE     ACCOUNT VALUE               THE PERIOD*
                              July 1, 2008   December 31, 2008   July 1, 2008 to December 31, 2008
                             -------------   -----------------   ---------------------------------
Actual                         $1,000.00         $  710.25                    $8.45
Hypothetical (5% Annual
   Return before expenses)     $1,000.00         $1,015.32                    $9.96



* Expenses are equal to the Fund's annualized expense ratio of 1.96%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                       Statement of Additional Information



The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request. You may call toll-free (800) 332-7738 PIN 3370 to request a copy of the SAI or to make shareholder inquiries.



                               Portfolio Holdings



The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q. The Fund's first and third fiscal quarters end on March 31 and September 30. The Fund's Forms N-Q are available on the SEC's website at http://sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room). You may also obtain copies by calling the Fund at (800) 332-7738 PIN 3370.



                             Proxy Voting Guidelines



The Fund's Advisor is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Advisor in fulfilling this responsibility is available without charge by calling (800) 332-7738 PIN 3370. It is also included in the Fund's State of Additional Information, which is available on the Securities and Exchange Commission's website at http://www.sec.gov.



Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge, upon request, by calling our toll free number (800) 332-7738 PIN 3370.



MANAGEMENT DISCUSSION OF FUND PERFORMANCE*



ALTCAT FUND



                                                                  THREE    FIVE     TEN
                                                                  YEAR     YEAR     YEAR      SINCE       SINCE
                                                                  AVG.     AVG.     AVG.      PUBLIC     PRIVATE
                                    LAST    YEAR-TO              ANNUAL   ANNUAL   ANNUAL   INCEPTION   INCEPTION
  FOR PERIODS ENDING 12/31/08     QUARTER    -DATE    ONE YEAR   RETURN   RETURN   RETURN   (5/28/97)    (4/4/96)
  ---------------------------     -------   -------   --------   ------   ------   ------   ---------   ---------
STAAR ALTCAT FUND                 -16.77%   -32.48%    -32.48%    -4.8%   +1.68%   +3.78%     +2.72%      +3.16%
S&P 500 Index                     -21.94%   -37.00%    -37.00%   -8.36%   -2.19%   -1.38%     +2.22%      +4.31%
Morningstar Large Blend Fds Avg   -22.11%   -37.79%    -37.79%   -9.03%   -2.47%   -0.84%     +1.31%      +3.08%



Portfolio Turnover 32.95%



* Total returns include reinvested dividends and gains. Management waived $.03 per share of fees in 2003. The Trust was formed as a PA private business trust and investment operations commenced on 4/4/96. Public registration was effective on 5/28/97 with no changes in investment operations.



The S&P500 is a broad index of the 500 largest companies in various market sectors. It is a market-capitalization weighted average, which emphasizes the largest companies. The index is unmanaged and has no expenses. The Morningstar Large Blend Funds Category is an average of the total returns of all funds tracked and categorized as such by Morningstar. Past performance is no guarantee of future results. Investment returns and principal values fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Indexes were quoted as published in various publications or sources, including the Wall St. Journal and Morningstar.



     The combination of diversified holdings and a relatively large cash position helped keep the AltCat Fund ahead of the S&P 500 in of 2008. We incrementally built up the conservative cash positions as the stock markets continued to deteriorate. Unfortunately the severity of the economic problems was not visible until the October and November meltdown, which hurt nearly all sectors.



     The best things we did in 2008 included incrementally increasing the Fund's cash, staying away from the financial sector and overweighting the portfolio to the health care industry. During the course of the year we sold portions of many of the worst performers. The worst things we did included sticking with an energy and natural resources overweighting too long and not utilizing some available hedge positions, including precious metals and short ETFs.



     Positions that helped soften the downturn included Vanguard Health Care Fund, Live Oak Health Sciences Fund, iShares SP Global Health, and Mutual Discovery A Fund. Disappointing performers included the Powershares Wilderhill, iShares South Korea, Eaton Vance Greater India and Franklin Natural Resources funds.



     The biggest change in our outlook since the June 30, 2008 Semi-annual report was the outlook on inflation. In a very short time the economic bias toward inflation changed to a deflationary bias. This particularly hurt our energy, natural resources and commodities positions. However, we expect inflation to increase significantly once the economy starts to improve. The massive deficit spending almost insures an inflationary environment within the next few years.



     We are pleased to report that the STAAR Altcat Fund continues to receive a 5-star ranking from Morningstar and has out performed the S&P 500 and it's peer group category for the last ten years.

GENERAL BOND FUND



                                                                    THREE       FIVE        TEN
                                                                    YEAR        YEAR        YEAR         SINCE         SINCE
                                                                    AVG.        AVG.        AVG.         PUBLIC       PRIVATE
                                    LAST    YEAR-TO                ANNUAL      ANNUAL      ANNUAL      INCEPTION     INCEPTION
  FOR PERIODS ENDING 12/31/08     QUARTER    -DATE    ONE YEAR   RETURN(1)   RETURN(1)   RETURN(1)   (5/28/97)(1)   (4/4/96)(1)
  ---------------------------     -------   -------   --------   ---------   ---------   ---------   ------------   -----------
STAAR GENERAL BOND FUND            +2.42%    -1.88%    -1.88%      +2.09%      +1.37%      +3.41%       +4.08%         +3.90%
Lehman Bros Intermed
   Gov/Cred Index                  +4.84%    +5.08%    +5.08%      +5.51%      +4.21%      +5.43%       +5.97%         +5.91%
Morningstar Intermed-Term
   Bd Fd Avg                       -0.64%    -4.70%    -4.70%      +1.08%      +1.81%      +4.01%       +4.50%         +4.60%



Current Yield as of 12/31/08: 2.41%**     S.E.C. Yield as of 12/31/08: 3.37%***
Average Maturity......... 3.1 Years****   Portfolio Turnover 103.60%



* The published returns are total returns including reinvestment of dividends. Management waived $.01 per share of fees in 2006, $.02 in 2005 and $.03 in 2003. The Trust was formed as a PA private business trust and investment operations commenced on 4/4/96. Public registration was effective on 5/28/97 with no changes in investment operations. On August 12, 2004 shareholders approved changes to the Fund. The Intermediate Bond Fund became the General Bond Fund. Performances shown that includes periods prior to August 2004 include performances achieved under the different investment objective approved by shareholders.



The Lehman Bros. Intermediate Gov't/Credit Index is a broad bond market index including both corporate investment grade and government (Treasury and gov. agency) indexes including bonds with maturities up to 10 years. The index is unmanaged and does not have expenses. The Morningstar Intermediate-Term Bond Category is an average of the total returns of all intermediate bond funds tracked and categorized as such by Morningstar. Past performance is no guarantee of future results. Investment returns and principal values fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Indexes were quoted as published in various publications or sources, including the Wall St. Journal and Morningstar.



** Current Yield is calculated by dividing the projected annual net income by the current net assets (total portfolio value less accrued expenses)



*** S.E.C. Yield is calculated by taking actual net income received during the past thirty days divided by the average shares for the last thirty days, divided by the maximum offering price on the last day of the period and then annualized.



**** Average maturity does not include cash and cash equivalents.



     In July of 2008 we wrote, "Determining the direction of interest rates has been difficult. The slowing economy has put downward pressure on rates even as inflationary forces herald a need for rates to rise." By the end of the year the story had changed dramatically. Consider Chart A. US Treasury rates came down remarkably in response to the revelation of economic woes that heralded a more severe recession than most expected. The bias toward inflation changed toward deflation short-term.



CHART A: CHANGE IN US TREASURY RATES



     DATE        1 MO    6 MO    1 YR    2 YR    3 YR    5 YR   10 YR   20 YR   30 YR
     ----       -----   -----   -----   -----   -----   -----   -----   -----   -----
12/29/2006       4.75    5.02    5.09    5.00    4.82    4.74    4.70    4.70    4.71
06/29/2007       4.28    4.82    4.93    4.91    4.87    4.89    4.92    4.96    5.03
12/31/2007       2.76    3.36    3.49    3.34    3.05    3.07    3.45    3.70    4.04
06/30/2008       1.60    1.90    2.17    2.36    2.63    2.91    3.34    3.61    3.99
12/31/2008       0.11    0.11    0.27    0.37    0.76    1.00    1.55    1.87    2.25
2 Yr Change     -4.64   -4.91   -4.82   -4.63   -4.06   -3.74   -3.15   -2.83   -2.46
% 2 Yr Change     -98%    -98%    -95%    -93%    -84%    -79%    -67%    -60%    -52%



Source: www.ustreas.gov



     Our approach for the last few years has been to keep average maturities short, which has kept the Fund's share price relatively stable, and this strategy worked well in 2008, though we did miss the opportunity for some gains experienced in longer government securities in the last few months of the year. We also protected the portfolio by staying away from packaged and derivative mortgage securities that saw tremendous losses.



     Corporate rates have not experienced the same level of decreases and rates on so-called "junk" bonds have remained high. If the economy improves there could be a lowering of these rates and a corresponding increase in bond values. However the gains could be short lived if inflation increases significantly.



     Looking forward we think the risk of higher interest rates is significant enough to keep average maturities shorter. With a 52% to 98% drop in US Treasury rates it would be foolish to lock in long-term rates now. We continue to look for opportunities to increase yield while minimizing risk.

INTERNATIONAL FUND



                                                                    THREE       FIVE        TEN
                                                                    YEAR        YEAR        YEAR         SINCE         SINCE
                                                                    AVG.        AVG.        AVG.         PUBLIC       PRIVATE
                                    LAST    YEAR-TO                ANNUAL      ANNUAL      ANNUAL      INCEPTION     INCEPTION
  FOR PERIODS ENDING 12/31/08     QUARTER    -DATE    ONE YEAR   RETURN(1)   RETURN(1)   RETURN(1)   (5/28/97)(1)   (4/4/96)(1)
  ---------------------------     -------   -------   --------   ---------   ---------   ---------   ------------   -----------
STAAR INTERNATIONAL FUND          -19.98%   -40.92%    -40.92%     -6.05%      +2.87%      +2.20%       +1.67%         +3.01%
EAFE Index                        -19.95%   -43.38%    -43.38%     -7.35%      +1.66%      +0.80%       +1.85%         +7.64%
Morningstar Foreign Large Blend
   Fds                            -20.89%   -43.99%    -43.99%     -7.67%      +1.21%      +0.90%       +2.44%         +2.48%



Portfolio Turnover...21.47%.



* Published returns are total returns including reinvested dividends. Management waived $.02 of fees in 2003. The Trust was formed as a PA private business trust and investment operations commenced on 4/4/96. Public registration was effective on 5/28/97 with no changes in investment operations.



The MSCI EAFE index is a broad international index widely accepted as a benchmark for international stock performance. It consists of an aggregate of 21 individual country indexes, which represent the major world, markets. The index is unmanaged and has no expenses. The Morningstar Foreign Stock Funds Category Average is an average of the total returns of all funds tracked and categorized as such by Morningstar. Past performance is no guarantee of future results. Investment returns and principal values fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Indexes were quoted as published in various publications or sources, including the Wall St. Journal and Morningstar.



     International stock generally fared worse than the United States in 2008. It is testament to the USA's continued leadership position in the world economy that our troubles directly affect the rest of the world.



     Our management strategy of incremental sales and increases in cash positions during the year softened the losses and allowed the INTF to outperform the EAFE and the majority of its peer funds in 2008. Among our best holdings were the iShares Japan, Sextant International and Putnam Capital Opportunities A funds.



     Developing nations were harder hit, largely due to their dependence on the USA and other larger countries to buy goods and services. Hardest hit in our portfolio were the Eaton vance Greater India A, iShares South Korea, Templeton Developing Markets and Marsico International Opportunities funds. Over the year we sold significant portions of these holdings.



     Looking forward we will remain cautious and wait for clearer direction among the global economies. We continue to believe the greatest upside potential will be found in the developing nations and we more recently took positions in the iShares Chile and BLDRS Emerging markets 50 Index funds.



     We are pleased to report that the STAAR International Fund received a 5-Star ranking from Morningstar as of January 31, 2009.



LARGER COMPANY STOCK FUND



                                                                  THREE    FIVE     TEN
                                                                  YEAR     YEAR     YEAR      SINCE       SINCE
                                                                  AVG.     AVG.     AVG.      PUBLIC     PRIVATE
                                    LAST    YEAR-TO              ANNUAL   ANNUAL   ANNUAL   INCEPTION   INCEPTION
  FOR PERIODS ENDING 12/31/08     QUARTER    -DATE    ONE YEAR   RETURN   RETURN   RETURN   (5/28/97)    (4/4/96)
  ---------------------------     -------   -------   --------   ------   ------   ------   ---------   ---------
STAAR LARGER COMPANY STOCK FUND   -19.34%   -33.55%    -33.55%   -8.92%   -2.82%   -1.37%     +0.91%      +2.39%
S&P 500 Index                     -21.94%   -37.00%    -37.00%   -8.36%   -2.19%   -1.38%     +2.22%      +4.31%
Morningstar Large Blend Funds
   Avg.                           -22.11%   -37.79%    -37.79%   -9.03%   -2.47%   -0.84%     +1.31%      +3.08%



Portfolio Turnover: 15.99%.



* Published returns are total returns including reinvested dividends. Management waived $.03 per share of fees in 2003. The Trust was formed as a PA private business trust and investment operations commenced on 4/4/96. Public registration was effective on 5/28/97 with no changes in investment operations.



The S&P500 is a broad index of the 500 largest companies in various market sectors. It is a market-capitalization weighted average, which emphasizes the largest companies. The index is unmanaged and has no expenses. The Morningstar Large Blend Funds Category is an average of the total returns of all funds tracked and categorized as such by Morningstar. Past performance is no guarantee of future results. Investment returns and principal values fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Indexes were quoted as published in various publications or sources, including the Wall St. Journal and Morningstar.



     While the LCSF was not able to avoid losses as the market tumbled, we were able to minimize losses through incrementally selling some stock assets and raising cash positions. October and November saw stocks get clobbered, setting the stage for the worst one-year decline since the early 1930's.

     A weighting toward health care stocks helped along with better than average performance by the Franklin Rising Dividend, Mairs & Power Growth, heartland Select Value and Washington Mutual Investors funds. Health specific exchange traded funds (ETFs) including iShares S&P Global Health, iShares DJ health and iShares DJ US Medical Devices held value better than most sectors.



     The most disappointing positions were Navellier Mid-Cap Growth, Calamos Growth, Brandywine Blue and Dodge & Cox Stock funds. As these became weaker we sold greater portions of these.



     Entering 2009 we remain cautious and will be looking for opportunities as they arise. However, until we can see marked economic improvement, we will maintain a more conservative positioning.



     We are pleased to report that the STAAR Larger Company Fund received a 4-Star ranking from Morningstar as of January 31, 2009.



SHORT TERM BOND FUND



                                                                  THREE    FIVE       TEN
                                                                  YEAR     YEAR       YEAR         SINCE         SINCE
                                                                  AVG.     AVG.       AVG.         PUBLIC       PRIVATE
                                    LAST    YEAR-TO              ANNUAL   ANNUAL     ANNUAL      INCEPTION     INCEPTION
  FOR PERIODS ENDING 12/31/08     QUARTER    -DATE    ONE YEAR   RETURN   RETURN   RETURN(1)   (5/28/97)(1)   (4/4/96)(1)
  ---------------------------     -------   -------   --------   ------   ------   ---------   ------------   -----------
STAAR SHORT TERM BOND FUND         +0.81%    +0.19%    +0.19%    +2.69%   +1.58%     +3.37%       +4.61%         +4.54%
Lehman Bros 1-3 Year Govt Index    +3.04%    +6.66%    +6.66%    +5.95%   +4.11%     +4.81%       +5.18%         +5.20%
Morningstar Short-Term Bd Fd
   Avg                             -1.78%    -4.23%    -4.23%    +0.96%   +1.23%     +3.38%       +3.68%         +3.81%



Current Yield as of 12/31/08... 0.67%**  S.E.C. Yield as of 12/31/08... 1.09%***
Average Maturity...... 1.5 Yrs.****      Portfolio Turnover 115.00%



* Published returns are total returns including reinvested dividends. Management waived $.01 per share of fees in 2006 and $.03 in both 2005 and 2003. The Trust was formed as a PA private business trust and investment operations commenced on 4/4/96. Public registration was effective on 5/28/97 with no changes in investment operations. On August 12, 2004 shareholders approved changes to the Fund. The Long Term Bond Fund became the Short Term Bond Fund. The Short Term Bond Fund was previously named the Long Term Bond Fund. Performances shown that includes periods prior to August 2004 include performances achieved under the different investment objective approved by shareholders. The Lehman Bros. 1-3 Government Bond Index includes both the Treasury Bond index (all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues) and the Agency Bond Index (all publicly issued debt of U.S. Government agencies and quasi-federal corporations and corporate-debt guaranteed by the U.S. Government). The index is unmanaged and has no expenses. The Morningstar Short-Term Bond Category is an average of the total returns of all short-term bond funds tracked and categorized as such by Morningstar. Past performance is no guarantee of future results. Investment returns and principal values fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Indexes were quoted as published in various publications or sources, including the Wall St. Journal and Morningstar.



** Current Yield is calculated by dividing the projected annual net income by the current net assets (total portfolio value less accrued expenses)



*** S.E.C. Yield is calculated by taking actual net income received during the past thirty days divided by the average shares for the last thirty days, divided by the maximum offering price on the last day of the period and then annualized.



**** Average maturity does not include cash and cash equivalents.



     For a discussion on interest rates and markets, see the STAAR General Bond Fund. Our strategy to stay with shorter-term, high quality bonds kept the fund less volatile and allowed for a positive 2008 return. We will continue to look for instruments that can increase the Fund's yield while keeping risk as low as possible.



SMALLER COMPANY STOCK FUND



                                                                  THREE    FIVE     TEN
                                                                  YEAR     YEAR     YEAR      SINCE       SINCE
                                                                  AVG.     AVG.     AVG.      PUBLIC     PRIVATE
                                    LAST    YEAR-TO              ANNUAL   ANNUAL   ANNUAL   INCEPTION   INCEPTION
  FOR PERIODS ENDING 12/31/08*    QUARTER    -DATE    ONE YEAR   RETURN   RETURN   RETURN   (5/28/97)    (4/4/96)
  ----------------------------    -------   -------   --------   ------   ------   ------   ---------   ---------
STAAR SMALLER COMPANY STOCK
   FUND                           -22.68%   -34.95%    -34.95%   -10.40%  -3.14%   +2.80%     +3.81%      +4.11%
Russell 2000 Index                -26.12%   -33.79%    -33.79%    -8.29%  -0.93%   +3.02%     +3.77%      +4.53%
Morningstar Small Blend Fds Avg   -26.41%   -36.56%    -36.56%   -10.07%  -1.30%   +4.39%     +5.12%      +6.03%



Portfolio Turnover 16.27%



* Published returns are total returns including reinvested dividends. Management waived $.03 per share of fees in 2003. The Trust was formed as a PA private business trust and investment operations commenced on 4/4/96. Public registration was effective on 5/28/97 with no changes in investment operations. The Russell 2000 Index is an unmanaged total return index of the smallest 2000 companies in the Russell 3000 Index and is generally considered in the industry as representing the universe of small company stocks. The index is unmanaged and has no expenses. The Morningstar Small Blend Funds Average is an average of all short-term bond funds tracked and categorized as such by Morningstar. Past performance is no guarantee of future results. Investment returns and principal values fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Indexes were quoted as published in various publications or sources, including the Wall St. Journal and Morningstar.



     2008 saw small companies generally perform slightly better than large companies. The STAAR Smaller Company Stock Fund's performance was somewhat disappointing. In spite of management's incremental increase in cash during the year, the performance of a number of the underlying managed funds was below average.



     Among the most disappointing holdings were the Wasatch Small Cap Value, Royce Opportunity, Aberdeen Small Cap, Royce Microcap and Keeley Small Cap Value funds. We will be evaluating these during the first quarter of 2009 to determine if the poor performance was an aberration or a reflection of management decisions that would cause us to reduce or eliminate these positions.



     Our best performers included the iShares Russell 2000 Value Index, Franklin Microcap Value and Nationwide Small Company funds.



     Looking forward we will be examining the portfolio with an eye to adjusting our core underlying funds. We will maintain a healthy cash position and look for opportunities in specific sectors while waiting for the overall market to change its bear market character.



              FOR A PROSPECTUS, CALL 1-888-717-8227 (1-888-71STAAR)
                           OR VISIT www.staarfunds.com


NON-FINANCIAL STATEMENT NOTES

     The Registrant, STAAR Investment Trust (the Trust), is an open-end, management investment company including six series Funds. It was formed on February 28, 1996 as a private Pennsylvania business trust for the purposes of commencing business as an investment company under the name STAAR System Trust. It had engaged in no prior business activities. Its public registration became effective on May 28, 1997. The name was changed to STAAR Investment Trust on April 3, 1998. There has been no material change in operations since the beginning of investment operations on April 4, 1996.

     Each Fund has adopted certain fundamental investment policies. These fundamental investment policies cannot be changed unless the change is approved by (a) 66 2/3% or more of the voting securities present in person or by proxy at a meeting (if the holders of 50% or more of the outstanding securities are present in person or by proxy) or (b) more than 50% of the outstanding voting securities of the Fund, whichever is lesser. The fundamental policies can be found in the Prospectus and Statement of Additional Information, which may be obtained from STAAR Investment Trust using the contact information below.

     A board of trustees is responsible for providing and overseeing management, operations and shareholder services for the Funds under the applicable laws of the commonwealth of Pennsylvania. The board generally meets quarterly to review Fund operations, performance and any appropriate issues and to take action as needed.

     Due to the small size of the board, there is only one committee, the Audit Committee. Functions that might be fulfilled on larger boards by additional committees have been adequately fulfilled by the entire board. The audit committee is comprised of only non-interested directors who hold separate meetings periodically to discuss the accounting of the Funds. The committe also meets periodically with the outside public accounting firm to discuss and monitor the accounting practices and auditing activities applied to the Funds.

     The Board of Trustees has adopted a number of policies adopted to protect shareholders. Details may be found in the Statement of Additional Information, which may be obtained from STAAR Investment Trust using the contact information below. Among these are...

     Fair value Pricing: The Board has adopted a policy and procedures for fair value pricing. However, since the practice of the manager is to purchase securities that are widely traded and easily priced by third party services, the Trust rarely needs to employ this policy.

     Personal transactions policy: Independent Trustees and access persons of the Adviser are required to disclose quarterly any securities transactions they make in securities that are owned by the Trust. Pre-clearance of a personal transaction in a Security required to be approved by regulations must be obtained from the Compliance Officer or a person (Clearing Officer) who has been authorized by the Compliance Officer to pre-clear transactions. A Clearing Officer seeking pre-clearance with respect to his or her own transaction shall obtain such pre-clearance from another Clearing Officer.

     Short-term trading and market timing policy: The board has taken measures to guard against short-term trading and market timing abuses that could adversely affect shareholder value.

     Trading Error Policies and Procedures: The Board has adopted a policy whereby the Advisor addresses any errors that may occur in trading securities for the Funds.

     Bonding: A Fidelity Bond is required to protect shareholders, clients and the firms serving them against inappropriate activities on the part of access persons.

     Anti-Money Laundering: Pursuant to the USA Patriot Act, the Board has adopted a policy governing the "know your client" principle that governs the collection of personal and/or corporate information from investors.

     Business Continuity Plan: The Board has adopted a plan to address disaster management in the event of fire, terrorism, theft, natural disaster or other events that could interrupt the business of the Funds.

     Proxy Voting Policy: The Board has adopted a Proxy Voting Policy.

     Code of Ethics: The Board has adopted a code of ethics.

     Transactions in Fund portfolios will generally be made with regard to volume and other discounts to keep transaction expenses as low as possible. The Trust may use brokers with which higher commissions are paid than could be obtained elsewhere in return for research and other services. There is no restriction as to the number of broker-dealers the Trust may use.

     Detailed information as to securities pricing and the purchase and redemption of shares is found in the Prospectus, which may be obtained from STAAR Investment Trust using the contact information below. The Trust may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven (7) days for (a) any period during which the New York Stock Exchange is closed or trading on the exchange is restricted; (b) for any period during which an emergency exists which makes it impossible or impractical for the Funds to dispose of securities owned by them or the Funds cannot determine the value of their respective net assets or for such other periods as the Securities and Exchange Commission may permit.

     Performance data is provided and calculated according to SEC guidelines and formulas may be found in the Statement of Statement of Additional Information, which may be obtained from STAAR Investment Trust using the contact information below.

     For a Prospectus and/or copy of the Statement of Additional Information or other information, contact STAAR Investment Trust, Mutual Shareholder Services, 8000 Town Centre Drive, Broadview Heights, OH 44147 or call 1-888-717-8227 (1-888-71STAAR).

                                     PART C

                                OTHER INFORMATION

Item 23. EXHIBITS

EXHIBIT
 NUMBER                          DESCRIPTION OF EXHIBIT
-------   --------------------------------------------------------------------
    X(a)  Declaration of Trust of the Registrant
    X(b)  By-laws of the Registrant
     (c)  Not Applicable
    X(d)  Investment Advisory Agreement between Registrant and Staar Financial
             Advisors, Inc. (the "Advisor")
     (e)  Not Applicable
     (f)  Not Applicable
   XX(g)  Custodian Agreement between Registrant and StarBank.
    X     (h) Form of Transfer Agency and Shareholder Services Agreement among
             Registrant and the Advisor (see (d) above)
    X(h)  Consent to Use of Name contained in (d) above
   99(i)  Opinion of Counsel and Consent of Counsel
   99(j)  Consent of Independent Accountants
     (k)  Not Applicable
     (l)  Not Applicable
  XXX(m)  Rule 12b-1 Plan
 XXXX(n)  Financial Data Schedule
     (o)  Not Applicable
     (p)  Board of Trustees Code of Ethics
      X - Filed with Initial N-1A and incorporated herein by reference.
     XX - Filed with Pre-effective Amendment # 1 to Form N-1A and incorporated herein by reference.
    XXX - Filed with Proxy Statement in Post Definitive 14A filing
   XXXX - Filed with Form NSAR

Item 24 - PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     The Registrant is not directly or indirectly controlled by or under common control with any person other than the Trustees. The Registrant does not have any subsidiaries.

Item 25 - INDEMNIFICATION

     Under the Registrant's Declaration of Trust and By-laws, any past or present Trustee or Officer of the Registrant is indemnified to the fullest extent permitted by law against liability and all expenses reasonably incurred by him or her in connect with any action, suit or proceeding to which he or she may be a party or is otherwise involved by reason of his or her being or having been a Trustee or Officer of the Registrant. The Declaration of Trust and By-laws of the Registrant do not authorize indemnification where it is determined, in the manner specified in the Declaration of Trust and the By-laws of the Registrant, that such Trustee or Officer has not acted in good faith in the reasonable belief that his or her actions were in the best interest of the Registrant.

     Moreover, the Declaration of Trust and By-laws of the Registrant do not authorize indemnification where such Trustee or Officer is liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, Officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, Officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, Officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the questions whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     The Registrant, its Trustees and Officers, its investment adviser, and persons affiliated with them are insured under a policy of insurance maintained by the Registrant and its investment adviser, within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of actions, suits and proceedings, and certain liabilities that might be imposed as a result of such actions, suits and proceedings, to which they are parties by reason of being or having been such Trustees or Officers. The policy expressly excludes coverage for any Trustee or Officer whose personal dishonesty, fraudulent breach of trust, lack of good faith, or intention to deceive or defraud has been adjudicated or may be established or who willfully fails to act prudently.

Item 26 - BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     Staar Financial Advisors, Inc. (the "Adviser"), is a registered investment adviser providing investment advice to individuals, employee benefit plans, charitable and other nonprofit organizations, and corporations and other business entities.

     Set forth below is a list of the Officers and Directors of the Adviser together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years.

NAME/BUSINESS       POSITION WITH ADVISOR                OTHER
-------------       ---------------------   ------------------------------
J. Andre Weisbrod   President, Director     Registered Representative
                                            WRP Investments, Inc.
Charles Sweeney     Secretary & Director    Marketing Consultant Graphic
                                            Arts Technology Council;
                                            Before 1992 Graphic Arts Sales
                                            Eastman Kodak Company
James A. Gordon     Director                Retired

Item 27 - PRINCIPAL UNDERWRITER

     Inapplicable.

Item 28 - LOCATION OF ACCOUNTS AND RECORDS

     The Registrant maintains the records required by Section 31(a) of the Investment Company Act of 1940, as amended and Rules 31a-1 to 31a-3 inclusive thereunder at Mutual Shareholder Services, 8000 Town Centre Drive, Broadview Heights, OH 44147 and its Pittsburgh office located at 604 McKnight Park Drive, Pittsburgh, PA, 15237. Certain records, including the physical possession of its securities, may be maintained pursuant to Rule 31a-3 at the main office of the Registrant's custodian located as to the custodian, at Huntington National Bank,7 Easton Oval, Columbus, OH 43219, and, as to the transfer and dividend disbursing agent functions, at Mutual Shareholder Services, 8000 Town Centre Drive, Broadview Heights, OH 44147.

Item 29 - MANAGEMENT SERVICES

     Inapplicable

Item 30 - UNDERTAKINGS

     Inapplicable

                                     NOTICE

"The General Bond Fund (GBF)," "The Short-Term Bond Fund (STBF)," The Larger Company Stock Fund (LCSF)," "The Smaller Company Stock Fund (SCSF)," "The International Fund (INTF)," and "The Alternative Categories Fund (AltCat)" are the designations of the Trustees under the Declaration of Trust of the Trust dated February 28, 1996 as amended from time to time. The Declaration of Trust has been filed with the Secretary of State of the Commonwealth of Pennsylvania. The obligations of the Registrant are not personally binding upon, nor shall resort be had to the private property of, any of the Trustees, shareholders, officers, employees or agents of the Registrant, but only the Registrant's property shall be bound.

SIGNATURES


Pursuant to the requirements of (the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant (certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Pittsburgh, and the State of Pennsylvania on the 29th day of April, 2009.


                                        The Staar Investment Trust

                                        Registrant


                                        By: /s/ J. Andre Weisbrod
                                            ------------------------------------
                                            J. Andre Weisbrod, Trustee

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.




/s/ Jeffrey A. Dewhirst
-------------------------------------
Jeffrey A. Dewhirst
Trustee                                 April 29, 2008
(Signature)                             (date)




/s/ Thomas J. Smith
-------------------------------------
Thomas J. Smith
Trustee                                 April 29, 2008
(Signature)                             (date)





/s/ Richard Levkoy
-------------------------------------
Richard levkoy
Trustee                                 April 29, 20088
(Signature)                             (date)





/s/ J. Andre Weisbrod
-------------------------------------
J. Andre Weisbrod
Trustee                                 April 29, 2008
(Signature)                             (date)